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                                                                    Exhibit 10.1

________________________________________________________________________________




                                 TRUST INDENTURE


                                 BY AND BETWEEN


                         INDIANAPOLIS AIRPORT AUTHORITY


                                       AND


                           NBD BANK, N.A., AS TRUSTEE


                           DATED AS OF OCTOBER 1, 1994


                    ________________________________



                            AUTHORIZING AND SECURING
                         INDIANAPOLIS AIRPORT AUTHORITY
                  SPECIAL FACILITIES REVENUE BONDS, SERIES 1994
                      (FEDERAL EXPRESS CORPORATION PROJECT)


______________________________________________________________________________

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                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I      DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 3

Section 101.   Meaning of Words and Terms. . . . . . . . . . . . . . . . . . . 3
Section 102.   Rules of Construction . . . . . . . . . . . . . . . . . . . . . 9
Section 103.   General Ordinance . . . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE II     DETAILS OF BONDS. . . . . . . . . . . . . . . . . . . . . . . .10

Section 201.   Authorized Amount of Bonds. . . . . . . . . . . . . . . . . . .10
Section 202.   Authorization of Series 1994 Bonds. . . . . . . . . . . . . . .10
Section 203.   Payment on Series 1994 Bonds. . . . . . . . . . . . . . . . . .10
Section 204.   Execution and Form of Series 1994 Bonds . . . . . . . . . . . .11
Section 205.   Authentication of Series 1994 Bonds . . . . . . . . . . . . . .11
Section 206.   Delivery of Series 1994 Bonds . . . . . . . . . . . . . . . . .12
Section 207.   Exchange of Series 1994 Bonds . . . . . . . . . . . . . . . . .12
Section 208.   Negotiability and Registration of Transfer of
                 Series 1994 Bonds . . . . . . . . . . . . . . . . . . . . . .12
Section 209.   Ownership of Series 1994 Bonds. . . . . . . . . . . . . . . . .14
Section 210.   Mutilated, Destroyed, Lost or Stolen Series 1994 Bonds. . . . .14
Section 211.   Additional Bonds. . . . . . . . . . . . . . . . . . . . . . . .14

ARTICLE III    REDEMPTION. . . . . . . . . . . . . . . . . . . . . . . . . . .17

Section 301.   Redemption Generally. . . . . . . . . . . . . . . . . . . . . .17
Section 302.   Redemption of Portion of Bonds. . . . . . . . . . . . . . . . .17
Section 303.   Cancellation. . . . . . . . . . . . . . . . . . . . . . . . . .17
Section 304.   Redemption of Series 1994 Bonds . . . . . . . . . . . . . . . .17
Section 305.   Selection of Series 1994 Bonds to be Redeemed . . . . . . . . .18
Section 306.   Redemption Notice . . . . . . . . . . . . . . . . . . . . . . .18

ARTICLE IV     DEPOSIT OF SERIES 1994 BOND PROCEEDS,
                 CONSTRUCTION FUND . . . . . . . . . . . . . . . . . . . . . .20

Section 401.   Construction Fund . . . . . . . . . . . . . . . . . . . . . . .20
Section 402.   Payments from Construction Fund . . . . . . . . . . . . . . . .20
Section 403.   Reliance upon Requisitions. . . . . . . . . . . . . . . . . . .21
Section 404.   Net Proceeds Account. . . . . . . . . . . . . . . . . . . . . .21

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ARTICLE V      REVENUES AND FUNDS. . . . . . . . . . . . . . . . . . . . . . .22

Section 501.   Establishment of Funds. . . . . . . . . . . . . . . . . . . . .22
Section 502.   Deposits to Bond Fund . . . . . . . . . . . . . . . . . . . . .22
Section 503.   Application of Money in the Bond Fund . . . . . . . . . . . . .22
Section 504.   Nonpayment on Bonds . . . . . . . . . . . . . . . . . . . . . .23
Section 505.   Cancellation of Bonds . . . . . . . . . . . . . . . . . . . . .23
Section 506.   Disposition of Fund Balances. . . . . . . . . . . . . . . . . .23
Section 507.   Security for the Bonds. . . . . . . . . . . . . . . . . . . . .23

ARTICLE VI     SECURITY FOR DEPOSITS, INVESTMENT OF FUNDS. . . . . . . . . . .25

Section 601.   Security for Deposits . . . . . . . . . . . . . . . . . . . . .25
Section 602.   Investment of Money . . . . . . . . . . . . . . . . . . . . . .25

ARTICLE VII    GENERAL COVENANTS AND REPRESENTATIONS . . . . . . . . . . . . .27

Section 701.   Payment of Principal, Interest and Premium. . . . . . . . . . .27
Section 702.   Covenant to Perform Obligations under this Indenture
                 and the Agreement . . . . . . . . . . . . . . . . . . . . . .27
Section 703.   Further Instruments and Actions . . . . . . . . . . . . . . . .27
Section 704.   Representations by the Authority. . . . . . . . . . . . . . . .27

ARTICLE VIII   EVENTS OF DEFAULT AND REMEDIES. . . . . . . . . . . . . . . . .29

Section 801.   Extension of Interest Payment . . . . . . . . . . . . . . . . .29
Section 802.   Events of Default . . . . . . . . . . . . . . . . . . . . . . .29
Section 803.   Acceleration of Maturities. . . . . . . . . . . . . . . . . . .30
Section 804.   Enforcement of Remedies . . . . . . . . . . . . . . . . . . . .30
Section 805.   The Trustee May File Claim in Bankruptcy. . . . . . . . . . . .30
Section 806.   Pro Rata Application of Funds . . . . . . . . . . . . . . . . .31
Section 807.   Effect of Discontinuance of Proceedings . . . . . . . . . . . .32
Section 808.   Control of Proceedings by Owners. . . . . . . . . . . . . . . .32
Section 809.   Restrictions Upon Actions by Individual Owners. . . . . . . . .32
Section 810.   Enforcement of Rights of Action . . . . . . . . . . . . . . . .33
Section 811.   No Remedy Exclusive . . . . . . . . . . . . . . . . . . . . . .33
Section 812.   Delay Not a Waiver. . . . . . . . . . . . . . . . . . . . . . .33
Section 813.   Notice of Default . . . . . . . . . . . . . . . . . . . . . . .34
Section 814.   Right to Enforce Payment of Bonds Unimpaired. . . . . . . . . .34
Section 815.   Waiver of Event of Default. . . . . . . . . . . . . . . . . . .34

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ARTICLE IX     THE TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . .35

Section 901.   Acceptance of Trusts. . . . . . . . . . . . . . . . . . . . . .35
Section 902.   Indemnification of the Trustee as Condition for Remedial Action
                 upon Direction of Owners. . . . . . . . . . . . . . . . . . .35
Section 903.   Limitations on Obligations and Responsibilities of the Trustee.35
Section 904.   The Trustee Not Liable for Failure of the Authority to Act. . .36
Section 905.   Compensation of the Trustee . . . . . . . . . . . . . . . . . .36
Section 906.   Monthly Statements from the Trustee . . . . . . . . . . . . . .36
Section 907.   The Trustee Protected in Relying on Certain Documents . . . . .37
Section 908.   Notice of Default . . . . . . . . . . . . . . . . . . . . . . .37
Section 909.   The Trustee Not Responsible for Recitals. . . . . . . . . . . .37
Section 910.   The Trustee May Deal in Bonds . . . . . . . . . . . . . . . . .37
Section 911.   Resignation and Removal of the Trustee Subject to Appointment
                 of Successor. . . . . . . . . . . . . . . . . . . . . . . . .37
Section 912.   Resignation of the Trustee. . . . . . . . . . . . . . . . . . .38
Section 913.   Removal of the Trustee. . . . . . . . . . . . . . . . . . . . .38
Section 914.   Appointment of Successor Trustee. . . . . . . . . . . . . . . .38
Section 915.   Vesting of Duties in Successor Trustee. . . . . . . . . . . . .39

ARTICLE X      EXECUTION OF INSTRUMENTS BY OWNERS, PROOF
                 OF OWNERSHIP OF BONDS, AND DETERMINATION
                 OF CONCURRENCE OF OWNERS. . . . . . . . . . . . . . . . . . .40

Section 1001.  Execution of Instruments by Owners. . . . . . . . . . . . . . .40

ARTICLE XI     SUPPLEMENTAL INDENTURE. . . . . . . . . . . . . . . . . . . . .41

Section 1101.  Supplemental Indenture Without Owners' Consent. . . . . . . . .41
Section 1102.  Supplemental Indenture With Owners' Consent . . . . . . . . . .41
Section 1103.  Bonds Affected. . . . . . . . . . . . . . . . . . . . . . . . .42
Section 1104.  Supplemental Indentures Part of Indenture . . . . . . . . . . .43
Section 1105.  Lessee Consent, Opinion of Bond Counsel Required. . . . . . . .43

ARTICLE XII    SUPPLEMENTS AND AMENDMENTS TO AGREEMENT OR
                 THE SERIES 1994 GUARANTY. . . . . . . . . . . . . . . . . . .44

Section 1201.  Supplements and Amendments Not Requiring Consent. . . . . . . .44
Section 1202.  Supplements and Amendments Requiring Consent of Owners of
                 a Majority in Principal Amount of Bonds . . . . . . . . . . .45
Section 1203.  Opinion of Bond Counsel . . . . . . . . . . . . . . . . . . . .45

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ARTICLE XIII   DEFEASANCE. . . . . . . . . . . . . . . . . . . . . . . . . . .46

Section 1301.  Defeasance of Bonds . . . . . . . . . . . . . . . . . . . . . .46

ARTICLE XIV    MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . .48

Section 1401.  Effect of Covenants . . . . . . . . . . . . . . . . . . . . . .48
Section 1402.  Manner of Giving Notice . . . . . . . . . . . . . . . . . . . .48
Section 1403.  Inconsistent Indenture. . . . . . . . . . . . . . . . . . . . .49
Section 1404.  Headings Not Part of Indenture. . . . . . . . . . . . . . . . .49
Section 1405.  The Authority, the Lessee, the Trustee and the Owners Alone
                 Have Rights under Indenture . . . . . . . . . . . . . . . . .49
Section 1406.  Effect of Partial Invalidity. . . . . . . . . . . . . . . . . .49
Section 1407.  State Law Governs . . . . . . . . . . . . . . . . . . . . . . .49
Section 1408.  Indenture Effective . . . . . . . . . . . . . . . . . . . . . .49
Section 1409.  Payment Dates . . . . . . . . . . . . . . . . . . . . . . . . .49
Section 1410.  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . .50

EXHIBITS:

     A - Project Description
     B - Bond Form
     C - DTC Letter of Representation
     D - Requisition Form

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                                 TRUST INDENTURE

     This Trust Indenture, dated as of October 1, 1994, by and between the INDIANAPOLIS AIRPORT AUTHORITY (the "Authority"), a municipal corporation organized and existing under the laws of the State of Indiana (the "State") and NBD BANK, N.A., a national banking association, as trustee (the "Trustee")

                              W I T N E S S E T H:

     WHEREAS, the Authority owns and operates a public airport known as the Indianapolis International Airport (such airport, together with such additions thereto as may be made from time to time, the "Airport"); and

     WHEREAS, the Authority is empowered under the Constitution and laws of the State, particularly I.C. 8-22-3 (as the same may be amended from time to time, herein called the "Act"), to undertake the obligations and commitments on its part herein set forth; and

     WHEREAS, the Authority has determined that it is necessary to construct certain additions to the existing facilities at the Airport leased to Federal Express Corporation (the "Lessee") and certain other structures, equipment and improvements for or related to the sorting and distribution of express cargo and parcels, all as more particularly described in the Land and Special Facilities Lease Agreement (the "Agreement") of even date herewith between the Authority and the Lessee and that it is in the best interests of the Authority to lease the Leased Premises (as defined in the Agreement) to the Lessee; and

     WHEREAS, under the authority granted by the Act, the Authority is authorized, among other things, to

     (a) acquire, construct, reconstruct, extend, improve, maintain and operate airport facilities, including, but not limited to facilities such as the Special Facilities (as defined in the Agreement); and

     (b) to borrow money by issuing revenue bonds for the purpose of acquiring, constructing, reconstructing, extending, or improving airport facilities such as the Special Facilities; and

     (c) to pledge to the payment of such bonds and interest thereon revenues from one or more airport facilities such as the Special Facilities; and

     WHEREAS, the Authority has determined to provide for the issuance of revenue bonds payable solely from the Trust Estate (as hereinafter defined);

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     NOW, THEREFORE, for and in consideration of these premises and the mutual covenants herein contained, of the acceptance by the Trustee of the trusts hereby created, of the purchase and acceptance of the Bonds (as hereinafter defined) by the Owners (as hereinafter defined) thereof and of the sum of one dollar lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, in order to secure the payment of the principal of, premium, if any, and interest on the Bonds at any time Outstanding (as hereinafter defined) under this Indenture according to their tenor and effect, and the performance and observance by the Authority of all the covenants and conditions expressed or implied herein and contained in the Bonds, the Authority does hereby assign to the Trustee, its successors in trust and their assigns forever, and grants to the Trustee, its successors in trust and their assigns forever, a security interest in all right, title and interest of the Authority in or to, the Trust Estate and causes the Lessee to execute the Series 1994 Guaranty (as herein defined), subject to the provisions of this Indenture permitting the application thereof for the purposes and on the terms set forth herein;

     TO HAVE AND TO HOLD all the same with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be, to the Trustee, its successors in trust and their assigns forever;

     IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit and security of all the Owners of the Bonds issued under and secured by this Indenture without preference, priority or distinction as to the lien of any Bonds over any other Bonds;

     PROVIDED, HOWEVER, that if, after the right, title and interest of the Trustee in and to the Trust Estate shall have ceased, terminated and become void in accordance with Article XIII hereof, the principal of, premium, if any, and interest on the Bonds shall have been paid or duly provided for to the Owners thereof, and after all other moneys held hereunder shall have been paid to the Authority pursuant to Section 506 hereof, then and in that case these presents and the estate and rights hereby granted shall cease, terminate and be void, and thereupon the Trustee shall cancel and discharge this Indenture and execute and deliver to the Authority and the Lessee such instruments in writing as shall be requisite to evidence the discharge hereof; otherwise this Indenture is to be and to remain in full force and effect; and

     THIS TRUST INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all the Bonds issued and secured hereunder are to be issued, authenticated and delivered, and the Trust Estate and the other estate and rights hereby granted are to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Authority has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective Owners, from time to time, of the Bonds, as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 101. MEANING OF WORDS AND TERMS. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement, unless some other meaning is plainly intended. In addition to words or terms elsewhere defined in this Indenture, the following words and terms as used in this Indenture shall have the following meanings, unless some other meaning is plainly intended:

     "Account" means any separate account within a Fund.

     "Additional Bonds" means any Series of Bonds issued under this Indenture, other than the Series 1994 Bonds.

     "Airport Director" means the Authority's Executive Director, the officer succeeding to his principal duties or such other individual who from time to time is designated in writing by the Authority to perform the duties of the Executive Director.

     "Agreement" means the Land and Special Facilities Lease Agreement by and between the Authority and the Lessee, dated as of the date hereof, together with all amendments and supplements thereto.

     "Authority" means the Indianapolis Airport Authority, a municipal corporation organized and operating under the laws of the State, including the Act, or any successor thereto or assign thereof.

     "Bond" or "Bonds" means the Series 1994 Bonds and any Additional Bonds authorized under and secured by this Indenture.

     "Bond Fund" means the fund created and designated the Bond Fund by Section 501 hereof.

     "Business Day" means a day of the year, other than a Saturday or Sunday, on which commercial banks located in: (i) the city in which the corporate trust operations office of the Trustee is located, (ii) the city in which the principal office of the Lessee is located, and (iii) New York, New York, are not required or authorized to remain closed.

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     "Code" means, with respect to each Series, the Internal Revenue Code of
1986, as amended (or any subsequent federal income tax statute or code that replaces or restates the Internal Revenue Code of 1986, as amended) and in effect on the date of issuance of such Series. References to the Code shall include all relevant final, temporary and proposed rules and regulations from time to time in effect.

     "Construction Fund" means the fund created and designated the Construction Fund by Section 401 hereof.

     "DTC Letter of Representations" means, with respect to the Series 1994 Bonds, the Letter of Representations between the Authority, the Trustee and the initial Depository, the form of which is attached hereto as Exhibit C hereof.

     "Depository" means any securities depository that is a clearing agency under federal law operating and maintaining, with its participants or otherwise, a book entry system to record ownership of book entry interest in bonds, and to effect transfers of book entry interests in bonds in book entry form, and includes and means initially The Depository Trust Company (a limited purpose trust company), New York, New York.

     "Eminent Domain" means the eminent domain or condemnation power by which all or any part of the Special Facilities may be taken, except as provided in
Section 1104 of the Agreement, for another public use or any agreement that is reached in lieu of proceedings to exercise such power.

     "Event of Default" means each of those events of default set forth in
Section 802 of this Indenture.

     "Funds" mean those funds established in Section 401 and Section 501 of this Indenture.

     "Government Obligations" means (i) any bonds or other obligations of the United States of America which, as to principal and interest, constitute direct non-callable obligations of or are guaranteed by the United States of America;
(ii) any non-callable bonds, debentures, participation certificates, notes or other obligations of any agency or other corporation which has been or may hereafter be created by or pursuant to an Act of Congress of the United States as an agency or instrumentality thereof, the bonds, debentures, participation certificates, notes or other obligations of which are unconditionally guaranteed by the United States of America; (iii) obligations of the Government National Mortgage Association; and (iv) any certificates or other evidences of an ownership interest in obligations of the character described in clauses (i),
(ii) and (iii) or in specific portions thereof, including, without limitation, portions consisting solely of the principal thereof or solely of the interest thereon.

     "Indenture" means this Trust Indenture dated as of October 1, 1994, between the Authority and the Trustee, as supplemented and amended, providing for the issuance of the Bonds.

     "Interest Payment Date" means, with respect to the Series 1994 Bonds each January 15 and July 15, commencing January 15, 1995, and, with respect to any Additional Bonds, the interest payment dates provided for in the Series Indenture relating to such Additional Bonds.

     "Investment Obligations" means to the extent permitted by law, including, without limitation the applicable provisions of I.C. 5-13: (i) Government Obligations, (ii) obligations of the Federal National Mortgage Association,
(iii) obligations of the Federal Intermediate Credit Banks, (iv) obligations of Federal Farm Credit Banks, (v) obligations of Federal Home Loan Banks, (vi) obligations of the Export-Import Bank of the United States, (vii) obligations of the U.S. Postal Service, (viii) obligations of the Federal Home Loan Mortgage Corporation, (ix) obligations of the Private Export Funding Corporation, (x) written repurchase agreements with a bank or trust company, including the Trustee, that are insured by the FDIC, or with any broker-dealer with retail customers that fall under Securities Investor Protection Corporation protection, provided that such repurchase agreements are fully secured by Government Obligations and provided further that (a) such collateral is held by the Trustee or any agent acting solely for the Trustee during the term of such repurchase agreement, (b) such collateral is not subject to liens or claims of third parties, (c) such collateral has a market value exclusive of accrued interest (determined daily by the Trustee or any agent holding such collateral for the Trustee as referred to in (a) of this clause (x)) at least equal to the amount invested in the repurchase agreement, (d) the Trustee has a perfected first security interest in the collateral, (e) the agreement shall be for a term not longer than ninety (90) days and (f) the failure to maintain such collateral at the level required on (c) above will require the Trustee to liquidate the collateral, (xi) obligations of a state, territory or possession of the United States or any political subdivision of the foregoing, the interest on which is excluded from gross income for federal income taxation purposes and which bear a rating in one of the two highest rating categories by Standard & Poor's Rating Group or Moody's Investors Service, (xii) obligations described in clause (xi) above which have been advance refunded and are secured by obligations described in clause (i) above, (xiii) interest bearing accounts, interest bearing deposits or certificates of deposit issued by, or bankers acceptances drawn or accepted by, banks or trust companies, including the Trustee, organized under the laws of the United States or any state thereof, (xiv) commercial paper rated A-1 or better by Standard & Poor's Rating Group or P-1 or better by Moody's Investors Service, (xv) notes of bank holding companies and banking institutions, organized under the laws of the United States or any state thereof, (xvi) units of a taxable government money-market portfolio (which may be managed by the Trustee) restricted to obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the United States or repurchase agreements collateralized by such obligations; provided, however that not more than twenty million dollars ($20,000,000) of funds on deposit under the Indenture may be invested at any one time in Investment Obligations described in this clause (xvi). Any of the items described in (xiii) and (xv) hereof shall be only of institutions whose capital and surplus (or in the case of financial institutions other than banks, net worth) is in excess of $250,000,000 and whose long term debt is rated AA - or better by Standard & Poor's Rating Group or Aa3 or better by Moody's Investors Service.

     "Lessee" means Federal Express Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware and qualified to do business in the State, or any successor thereto or assign thereof permitted under the Agreement.

     "Net Proceeds" means the gross proceeds derived from insurance or any Eminent Domain award or agreement in lieu of award in Eminent Domain proceedings, less payment of attorneys' fees and expenses properly incurred in the collection of such gross proceeds, but only with respect to the Special Facilities.

     "Outstanding" when used with reference to Bonds means, as of a particular date, all bonds theretofore authorized under and secured by this Indenture except:

     (a) Bonds theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

     (b) Bonds the payment of which has been made or duly provided for in accordance with Section 1301 hereof; and

     (c) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture.

     "Owner" or "Holder" means a person in whose name a Bond is registered in the registration books provided for in Section 208 of this Indenture.

     "Redemption Price" means, with respect to a Bond or a portion thereof, the principal amount of such Bond plus the applicable premium, if any, payable upon redemption thereof in the manner contemplated in accordance with its terms and the terms provided by this Indenture.

     "Regular Record Date" means, with respect to any Bond, the 1st day of the month that contains any applicable Interest Payment Date.

     "Related Person" means a "related person" within the meaning of Section 147(a) of the Code.

     "Serial Bonds" means, with respect to any Additional Bonds, the Additional Bonds that are designated as Serial Bonds in the applicable Series Indenture.

     "Series," whenever used herein with respect to Bonds, means all of the Bonds designated as being part of the same series.

     "Series 1994 Bonds" means the Indianapolis Airport Authority Special Facilities Revenue Bonds, Series 1994 (Federal Express Corporation Project) to be issued in the aggregate amount of $237,755,000.

     "Series 1994 Determination of Taxability" means, subject to the Lessee's rights in the next succeeding paragraph: (a) the delivery to the Trustee of notice of a statutory notice of deficiency issued by the Internal Revenue Service which states, in effect, that a Series 1994 Event of Taxability has occurred; (b) the delivery to the Trustee of written notice of the rendering of a final and unappealable decision, judgment, decree or other order by any court of competent jurisdiction to the effect that a Series 1994 Event of Taxability has occurred; or (c) the delivery by Bond Counsel selected by the Lessee and reasonably acceptable to the Trustee of an opinion to the effect that a Series 1994 Event of Taxability has occurred.

     A Series 1994 Determination of Taxability shall not be deemed to have occurred pursuant to (a) above unless the Lessee shall have: (1) concurred in the occurrence of a Series 1994 Determination of Taxability; (2) failed to initiate proceedings to contest the occurrence of the Series 1994 Determination of Taxability in accordance with clause (3) of this paragraph within sixty (60) days after the occurrence of the Series 1994 Determination of Taxability or failed to have diligently proceeded with such contest to its conclusion; (3) contested the occurrence of the Series 1994 Determination of Taxability by appropriate proceedings, diligently pursued the same, but failed to obtain, within one year from the occurrence of such Series 1994 Determination of Taxability, a final and unappealable determination by a court of competent jurisdiction or a final determination of an administrative agency that is not reviewable by a court of competent jurisdiction that interest on all of the Series 1994 Bonds shall continue to be excludable from gross income for federal income tax purposes; or (4) obtained a final and unappealable determination by a court of competent jurisdiction or a final determination by an administrative agency that is not reviewable by a court of competent jurisdiction confirming the occurrence of such Series 1994 Determination of Taxability. For purposes of the foregoing, the Lessee shall be deemed to have contested such Series 1994 Determination of Taxability if it proceeds to annul or reverse the occurrence of such Series 1994 Determination of Taxability or to obtain a determination by a court of competent jurisdiction that no Series 1994 Event of Taxability has occurred.

     "Series 1994 Event of Taxability" means either (i) the failure of the Lessee or the Authority to observe any covenant or agreement contained in the Agreement, this Indenture or the Series 1994 Tax Representation Certificate, (ii) the misrepresentation of any representation or warranty contained in the Agreement, this Indenture or the Series 1994 Tax Representation Certificate, or (iii) the taking of any action by any tenant of the Special Facilities pursuant to a reletting of the Special Facilities in accordance with Section 1404 of the Agreement, any of the foregoing of which results in the interest on any of the Series 1994 Bonds being includable in the gross income of any Owner thereof for federal income tax purposes, other than an Owner who is a "substantial user" (as such term is defined in Section 147(a) of the Code) of the Special Facilities financed with the proceeds of the Series 1994 Bonds or a Related Person.

     "Series 1994 Guaranty" means the Series 1994 Guaranty, dated as of the date hereof, from the Lessee to the Trustee, as the same may be amended and supplemented from time to time.

     "Series 1994 Tax Representation Certificate" means the tax representation certificate executed by the Lessee dated the date of issuance of the Series 1994 Bonds.

     "Series 1994 Underwriting Agreement" means the Underwriting Agreement between the Authority and the Underwriter, providing for the purchase of the Series 1994 Bonds.

     "Series Indenture" means the Supplemental Indenture providing for the issuance of any particular Series of Bonds that is required to be adopted prior to the issuance of any Series.

     "Special Record Date" for the payment of any defaulted interest on Bonds means a date fixed by the Trustee for such payment.

     "State" means the State of Indiana.

     "Supplemental Agreement" means any amendment of or supplement to the Agreement entered into pursuant to Article XII of this Indenture.

     "Supplemental Indenture" means any amendment of or supplement to this Indenture entered into pursuant to Article XI of this Indenture, including each Series Indenture.

     "Term Bonds" means all of the Series 1994 Bonds and, with respect to any Additional Bonds, the Additional Bonds that are designated as Term Bonds in the applicable Series Indenture.

     "Trust Estate" means:

     (a) All moneys on deposit in the Construction Fund and the Bond Fund and the earnings thereof;

     (b)       The Special Facilities Rentals;

     (c)       All amounts payable pursuant to the Series 1994 Guaranty;

     (d) All rights granted to the Trustee to enforce certain provisions of the Agreement pursuant to Section 1402 thereof; and

     (e) All additional items of collateral pledged pursuant to any Supplemental Indenture to the Trustee to secure payment of the Bonds.

     "Trustee" means the Trustee at the time serving as such under this Indenture, which shall initially mean NBD BANK, N.A. and all other successors thereto.

     "Underwriter" means, with respect to the Series 1994 Bonds, CS First Boston Corporation, as senior manager for the underwriters identified in the Series 1994 Underwriting Agreement and, with respect to any Additional Bonds, the initial purchaser or purchasers of such Additional Bonds.

     Section 102. RULES OF CONSTRUCTION. (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, words used herein shall include the plural as well as the singular number. The word "person" shall include corporations, firms, associations, partnerships, joint ventures, joint stock companies, trusts, unincorporated organizations, and public bodies, as well as natural persons.

     (b) When used in connection with the amounts on deposit in or to be deposited in any Fund or Account created hereunder, the word "money" shall include Investment Obligations.

     (c) All references herein to particular articles or sections are references to articles or sections of this Indenture unless some other reference is indicated.

     (d) All references to the Authority or any action of the Authority are references to the Authority as owner of the Special Facilities and shall not be deemed to refer to the Authority in any other proprietary or governmental capacity unless the context otherwise requires.

     Section 103. GENERAL ORDINANCE. The Bonds issued under this Indenture shall constitute special purpose facility bonds under the provisions of General Ordinance No. 6-1985 of the Authority.

                                   ARTICLE II

                                DETAILS OF BONDS

     Section 201. AUTHORIZED AMOUNT OF BONDS. No Bonds may be issued under this Indenture except in accordance with the provisions of this Article. The principal amount of the Series 1994 Bonds (other than Series 1994 Bonds issued in substitution therefor pursuant to Section 207 hereof) that may be issued is $237,755,000. Additional Bonds may be issued as provided in Section 211 hereof. Each Series Indenture shall set forth the appropriate details of the Bonds issued pursuant to such Series Indenture. The principal of, the interest on and the premium, if any, on all Bonds issued under the provisions of this Indenture shall be payable solely from the moneys and assets pledged by this Indenture for their payment. All covenants, agreements and provisions of this Indenture shall be for the benefit and security of all present and future Owners without preference, priority or distinction as to lien or otherwise, except as otherwise hereinafter provided or as provided in any Series Indenture, of any one Bond over any other Bond by reason of priority in the issue, sale or negotiation thereof, or otherwise.

     Section 202. AUTHORIZATION OF SERIES 1994 BONDS. There shall be issued under and secured by this Indenture the Series 1994 Bonds of the Authority for the purpose of providing funds, together with other available funds, to (i) pay the cost of the construction, acquisition and installation of the Special Facilities, (ii) fund capitalized interest on the Series 1994 Bonds, and (iii) pay the costs of issuance of the Series 1994 Bonds. The Series 1994 Bonds shall be designated "Indianapolis Airport Authority Special Facilities Revenue Bonds, Series 1994 (Federal Express Corporation Project)," shall be dated October 1, 1994, shall be numbered R-1 and upward, shall be issued in denominations of $5,000 and integral multiples thereof, shall be in such aggregate principal amounts and shall bear interest, payable semiannually on each Interest Payment Date, at the rate of interest equal to seven and one-tenth percent (7.10%) per annum based upon a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months and shall mature (subject to the right of prior redemption as hereinafter set forth) on January 15, 2017.

     Section 203. PAYMENT ON SERIES 1994 BONDS. Each Series 1994 Bond shall bear interest from the Interest Payment Date next preceding the date on which it is authenticated, unless it is (a) authenticated after a Regular Record Date, but on or prior to the Interest Payment Date with respect thereto, in which event it shall bear interest from such Interest Payment Date, or (b) authenticated on or prior to the first Regular Record Date, in which event it shall bear interest from October 1, 1994; provided, however, that if at the time of authentication any Series 1994 Bond interest is in default, such Series 1994 Bond shall bear interest from the date to which interest has been paid.

     The principal of, premium, if any, and the interest on the Series 1994 Bonds shall be payable in any coin or currency of the United States of America which on the respective dates of payment thereof is legal tender for the payment of public and private debts. The principal of all the Series 1994 Bonds shall be payable at the corporate trust operations office of the Trustee. Payment of the principal of all the Series 1994 Bonds shall be made upon the presentation and surrender of the Series 1994 Bonds as the same shall become due and payable.

     Subject to the provisions of Subsection 208(b) hereof, interest on any Series 1994 Bond shall be paid by check mailed on the Interest Payment Date to the person in whose name that Series 1994 Bond is registered at the close of business on the Regular Record Date for such Interest Payment Date, except that interest will be transmitted by wire transfer on such Interest Payment Date to Owners of one million dollars ($1,000,000) or more in aggregate principal amount of Series 1994 Bonds as of the close of business on such Regular Record Date which shall have provided written notice to the Trustee not less than 15 days before such Regular Record Date of their wire transfer addresses in the continental United States; provided that payments to a Depository for book-entry only Bonds shall be made in immediately available funds on such Interest Payment Date.

     In connection with any overdue interest, or interest on any overdue amount, or in connection with any optional or mandatory redemption on a date that is other than an Interest Payment Date, the Trustee will establish a Special Record Date not more than thirty days prior to the date set for payment. The Trustee will mail notice of a Special Record Date to the Owners at least ten days prior to the Special Record Date.

     Section 204. EXECUTION AND FORM OF SERIES 1994 BONDS. All Series 1994 Bonds shall be signed by, or bear the facsimile signatures of, the President and Secretary of the Authority, and the official seal of the Authority shall be impressed, or a facsimile thereof imprinted, on the Series 1994 Bonds. In case any officer whose signature or a facsimile of whose signature appears on any Series 1994 Bonds ceases to be such officer before the delivery of such Series 1994 Bonds, such signature or such facsimile nevertheless shall be valid and sufficient for all purposes the same as if he had remained in office until such delivery, and any Series 1994 Bond may bear the facsimile signature of, or may be signed by, such as at the actual time of the execution of such Series 1994 Bond are the proper officers to execute such Series 1994 Bond although at the date of such Series 1994 Bond such persons may not have been such officers. The Series 1994 Bonds issued under this Indenture shall be substantially in the form herein set forth with such variations, omissions and insertions as are permitted or required by this Indenture or deemed necessary by the Trustee.

     Section 205. AUTHENTICATION OF SERIES 1994 BONDS. Only such Series 1994 Bonds as have endorsed thereon a certificate of authentication substantially in the form provided herein and duly executed as provided herein shall be entitled to any benefit or security under this

Indenture. No Series 1994 Bond shall be valid or obligatory for any purpose unless and until such certificate of authentication on the Series 1994 Bond has been duly executed and dated as provided in the Indenture, and such certificate upon any such Series 1994 Bond shall be conclusive evidence that such Series 1994 Bond has been duly authenticated and delivered under this Indenture. The certificate of authentication on any Series 1994 Bond shall be deemed to have been duly executed and dated if signed by an authorized officer of the Trustee but it shall not be necessary that the same officer sign the certificate of authentication on all of the Series 1994 Bonds.

     Section 206. DELIVERY OF SERIES 1994 BONDS. Upon the execution and delivery of this Indenture, the Authority shall execute and deliver to the Trustee the Series 1994 Bonds. The Trustee shall authenticate such Series 1994 Bonds and deliver them to the Underwriter upon receipt of:

     (a)       An executed or conformed copy of this Indenture;

     (b) A certified copy of the ordinance adopted and approved by the Authority authorizing the execution and delivery of this Indenture, the Agreement and the issuance of the Series 1994 Bonds;

     (c) A written request of the Authority to the Trustee requesting the Trustee to authenticate and deliver the Series 1994 Bonds to the Underwriter;

     (d) The proceeds of the issuance of the Series 1994 Bonds in the amount required by the Series 1994 Underwriting Agreement;

     (e)       An executed or conformed copy of the Agreement; and

     (f)       An executed or conformed copy of the Series 1994 Guaranty.

     The proceeds of the Series 1994 Bonds shall be paid over to the Trustee and deposited to the credit of the various funds as hereinafter provided under
Section 401 and Section 501 hereof.

     Section 207. EXCHANGE OF SERIES 1994 BONDS. Series 1994 Bonds, upon surrender thereof at the corporate trust office of the Trustee, together with an assignment duly executed by the Owner or his attorney or legal representative in such form as shall be satisfactory to the Trustee, may, at the option of the Owner thereof, be exchanged for an equal aggregate principal amount of Series 1994 Bonds of the same maturity, of any denomination or denominations authorized by the Indenture, bearing interest at the same rate and in the same form as the Series 1994 Bonds surrendered for exchange. Each Series 1994 Bond delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Series 1994 Bond shall carry all the rights to interest accrued and unpaid, and to accrue which were carried by such other Series 1994 Bond and each such Series 1994 Bond shall bear interest from such date, that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

     The Authority shall make provision for the exchange of Series 1994 Bonds at the corporate trust office of the Trustee.

     Section 208. NEGOTIABILITY AND REGISTRATION OF TRANSFER OF SERIES 1994 BONDS. (a) The Trustee shall keep books for the registration and the registration of transfer of the Series 1994 Bonds. Said registration books shall be available at all reasonable times for inspection by the Authority and by an Owner who shall own at least 10% in aggregate principal amount of Series 1994 Bonds then outstanding hereunder and may be copied by either of the foregoing and their agents or representatives.

     The transfer of any Series 1994 Bond may be registered only upon the books kept by the Trustee for the registration of transfer of Series 1994 Bonds upon presentation thereof to the Trustee together with an assignment duly executed by the Owner or his attorney or legal representative in such form as shall be satisfactory to the Trustee. No transfer of any Series 1994 Bond shall alter the ownership of such Series 1994 Bond for purposes of this Indenture unless such transfer is registered with the Trustee. Upon any such registration of transfer, the Authority shall, if necessary, execute and the Trustee shall authenticate and deliver in exchange for such Series 1994 Bond a new Series 1994 Bond or Series 1994 Bonds, registered in the name of the transferee, of any denomination or denominations authorized by this Indenture.

     In all cases in which Series 1994 Bonds shall be exchanged or the transfer of Series 1994 Bonds shall be registered hereunder, the Authority shall if necessary, execute and the Trustee shall authenticate and deliver at the earliest practicable time Series 1994 Bonds in accordance with the provisions of this Indenture. All Series 1994 Bonds surrendered in any such exchange or registration of transfer shall forthwith be cancelled by the Trustee. No service charge shall be made for any registration, transfer, or exchange of Series 1994 Bonds, but the Authority and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Series 1994 Bonds. Neither the Authority nor the Trustee shall be required (i) to transfer or exchange Series 1994 Bonds during a period beginning at the opening of business fifteen (15) days before the day of the first mailing of a notice of redemption of Series 1994 Bonds and ending at the close of business on the day of such mailing or
(ii) to transfer or exchange any Series 1994 Bond so selected for redemption in whole or in part.

     (b) Anything contained in this Indenture to the contrary notwithstanding, all of the Series 1994 Bonds shall be issued by means of the book-entry system provided for in the DTC Letter of Representations. During the period that such book-entry system is used for the Series

1994 Bonds, one Bond certificate (or such other number of certificates as may be required by or acceptable to the Depository) in the aggregate principal amount of such Series 1994 Bonds will be issued, registered as provided by the rules of the book-entry system, and required to be deposited with the Depository and immobilized in its custody. The book-entry system will evidence beneficial ownership of such Series 1994 Bonds in the principal amount of five thousand dollars ($5,000) or any multiple thereof, with transfers of ownership effected on the records of the Depository and its system pursuant to rules and procedures established by the Depository and its system.

     (c) If either (i) the Authority or the Trustee receives notice from the Depository that is currently the Owner of the Series 1994 Bonds to the effect that such Depository is unable or unwilling to discharge its responsibility as a Depository for the Series 1994 Bonds or, (ii) the Authority elects with the prior written consent of the Lessee to discontinue its use of such Depository as a Depository for the Series 1994 Bonds and the Authority fails to establish a securities depository/book-entry system relationship with another Depository, then the Authority and the Trustee each shall do or perform or cause to be done or performed all acts or things, not adverse to the rights of the Owners of the Series 1994 Bonds, as are necessary or appropriate to discontinue use of such Depository as a Depository for the Series 1994 Bonds and to transfer the ownership of each of the Series 1994 Bonds to such person or persons, including any other Depository, as the Owners of the Series 1994 Bonds may direct in accordance with this Indenture. Any expenses of such discontinuance and transfer, including expenses of printing new certificates to evidence the Series 1994 Bonds, shall be paid by the Lessee.

     Section 209. OWNERSHIP OF SERIES 1994 BONDS. The person in whose name any Series 1994 Bond is registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of and premium, if any, and interest on, any such Series 1994 Bond shall be made only to or upon the order of the Owner thereof or his legal representative. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Series 1994 Bond to the extent of the sum or sums so paid.

     Section 210. MUTILATED, DESTROYED, LOST OR STOLEN SERIES 1994 BONDS. The Authority shall cause to be executed, and the Trustee shall deliver a new Series 1994 Bond of like date, number and tenor in exchange and substitution for and upon the cancellation of any mutilated Series 1994 Bond, or in lieu of and in substitution for any destroyed, lost or stolen Series 1994 Bond, and the Owner shall pay the reasonable expenses and charges of the Authority in connection therewith. Prior to the delivery of a substitute Series 1994 Bond the Owner of any Series 1994 Bond which was destroyed, lost or stolen, shall file with the Trustee evidence satisfactory to it of the destruction, loss or theft of such Series 1994 Bond and of the Owner's ownership thereof and shall furnish to the Authority and to the Trustee such security or indemnity as may be required by them to save each of them harmless from all risks, however remote.

     Every Series 1994 Bond issued pursuant to the provisions of this Section 210 in exchange or substitution for any Series 1994 Bond which is mutilated, destroyed, lost or stolen shall constitute a separate contractual obligation of the Authority, whether or not the destroyed, lost or stolen Series 1994 Bonds are found at any time or are enforceable by anyone, and shall be entitled to all the benefits and security hereof equally and proportionately with any and all other Series 1994 Bonds duly issued under this Indenture.

     Section 211. ADDITIONAL BONDS. (a) In addition to the Series 1994 Bonds, Bonds may be issued under this Indenture to (i) finance the completion of the Special Facilities or (ii) refund any Bonds issued under this Indenture. Except as to any differences in the maturities thereof, the rate or rates of interest applicable thereto, and the provisions for redemption, all such Bonds shall be on a parity with and shall be entitled to the same benefit and security of this Indenture, including, in particular, the pledge of the Trust Estate.

     (b) Additional Bonds shall be executed substantially in the form and in the manner hereinabove set forth and shall be deposited with the Trustee for authentication, but before the Bonds shall be authenticated and delivered to the Trustee for delivery to the purchasers thereof, there will be filed with the Trustee the following:

                 (i) a copy, certified by the Secretary of the Authority, of the Series Indenture executed by the Authority for such Additional Bonds, which shall provide for the issuance of such Additional Bonds, the application of the proceeds thereof for the purposes intended and the pledge of the Trust Estate with respect thereto;

                 (ii) a copy, duly certified by the Secretary of the Authority, of the ordinance adopted and approved by the Authority authorizing the execution and delivery of the applicable Series Indenture authorizing the execution and delivery of such Series Indenture and the issuance of such Additional Bonds;

                 (iii)   a written statement signed by an Authorized Lessee
                         Representative: (1) approving the terms, conditions, manner of issuance, purchase price, delivery and contemplated disposition of the proceeds of the sale of such Additional Bonds and (2) certifying that there exists no Event of Default under Section 802 hereof;

                 (iv) an executed counterpart of a Supplemental Agreement providing for the use of the proceeds of the sale of such Additional Bonds and for the payment by the Lessee of an increased amount of Special Facilities Rentals attributable to the issuance of such Series of Additional Bonds;

                 (v) an opinion of counsel for the Lessee, which counsel may be an employee of the Lessee, as to (1) the full corporate power and authority of the Lessee to execute, deliver and perform the Supplemental Agreement, and (2) the authorization, execution and delivery of the Supplemental Agreement in connection with the issuance of such Additional Bonds and its legality, validity, binding effect and enforceability as to the Lessee, subject to customary exceptions acceptable to the Authority;

                 (vi) an executed counterpart of a guaranty from the Lessee to the Trustee executed in connection with the issuance of such Additional Bonds, which guaranty and payments made pursuant thereto shall upon the issuance of such Additional Bonds become a part of the Trust Estate and in which guaranty the Lessee shall unconditionally guarantee the full and prompt payment to the Trustee of the principal of and premium, if any, and interest on such Additional Bonds;

                 (vii) an opinion of Bond Counsel to the effect that the issuance of such Additional Bonds will not adversely affect the exclusion from gross income for federal income tax purposes of the interest on any Tax Exempt Bonds received by any Owner; and

                 (viii) such other documents as are required to be delivered to the Trustee pursuant to the Indenture.

     (c) When the documents mentioned in subsection (b) shall have been filed with the Trustee and when the Additional Bonds shall have been executed and authenticated as required by this Indenture, the Trustee shall deliver the Additional Bonds to or upon the order of the purchasers named in the Series Indenture mentioned in subsection (b) but only upon payment to the Trustee of the purchase price of the Additional Bonds and the accrued interest, if any, thereon. The Trustee shall be entitled to rely upon the Series Indenture as to all matters stated therein.

     The proceeds (including accrued interest) of the Additional Bonds shall be applied simultaneously with the delivery of such Additional Bonds by the Trustee as provided in the Series Indenture. Each Series of Additional Bonds shall be stated to mature, subject to the right of prior redemption as provided therein, on the date or dates and year or years as specified therein.

                                   ARTICLE III

                                   REDEMPTION

     Section 301. REDEMPTION GENERALLY. The Bonds of any Series issued under this Indenture may be made subject to redemption at such time and prices, upon such terms and conditions and with such effect as may be provided hereby or by the Series Indenture authorizing the issuance of such Bonds.

     Section 302. REDEMPTION OF PORTION OF BONDS. If less than all of an Outstanding Bond is selected for redemption, the Owner thereof or his attorney or legal representative shall present and surrender such Bond to the Trustee for payment of the principal amount thereof so called for redemption, and the redemption premium, if any, on such principal amount, and the Authority shall, if necessary, execute and the Trustee shall authenticate and deliver to or upon the order of such Owner or his attorney or legal representative, without charge, for the unredeemed portion of the principal amount of the Bond so surrendered, a new Bond of the same Series and maturity, bearing interest at the same rate and of any denomination or denominations authorized by this Indenture.

     Section 303. CANCELLATION. Bonds presented and surrendered in accordance with the provisions of this Article shall be cancelled upon the surrender thereof.

     Section 304.  REDEMPTION OF SERIES 1994 BONDS.

     (a) The Series 1994 Bonds shall not be subject to prior redemption except as provided in this Section 304.

     (b) Series 1994 Bonds are subject to optional redemption by the Authority upon the receipt of a written direction of the Lessee to exercise such option, in whole or in part, on any date on or after July 15, 2004 at a Redemption Price expressed as a percentage of the principal amount of Series 1994 Bonds being redeemed shown below, plus accrued interest to the date of redemption:



               Redemption Dates                   Redemption Price
               ----------------                   ----------------

     July 15, 2004 through July 14, 2005                 102%
     July 15, 2005 through July 14, 2006                 101
     July 15, 2006 and thereafter                        100

     (c) The Series 1994 Bonds shall not be subject to mandatory sinking fund redemption.

     (d) The Series 1994 Bonds are subject to special optional redemption at the election of the Lessee, in whole or in part as permitted under the Agreement, at a redemption price equal to one hundred percent (100%) of the principal amount thereof, without premium, plus accrued interest to the date of redemption, from the Net Proceeds with respect to the Special Facilities and other amounts deposited into the Series 1994 Account of the Bond Fund in accordance with Sections 1101 and 1102 of the Agreement on the earliest practicable date selected by the Trustee after such deposit.

     (e) The Series 1994 Bonds are subject to mandatory redemption by the Authority, in part, at a redemption price equal to one hundred percent (100%) of the principal amount thereof, without premium, plus accrued interest to the redemption date, from amounts that are deposited to the Series 1994 Account of the Bond Fund from the Series 1994 Account of the Construction Fund pursuant to Subsection 402(b) of this Indenture on the earliest practicable date selected by the Trustee after such deposit.

     (f) The Series 1994 Bonds are subject to mandatory redemption by the Authority in whole on any date at a Redemption Price equal to one hundred percent (100%) of the principal amount thereof, plus accrued interest to the date of redemption upon a Series 1994 Determination of Taxability. Such redemption shall occur on a date selected by the Lessee, which shall be not later than 120 days after the Series 1994 Determination of Taxability.

     (g) The Series 1994 Bonds are subject to mandatory redemption by the Authority in whole at a Redemption Price equal to one hundred percent (100%) of the principal amount thereof, plus accrued interest to the date of redemption on any date selected by the Authority which shall be not more than sixty (60) days after the Authority notifies the Trustee of the Authority's election to terminate the Agreement pursuant to Section 808 of the Agreement.

     (h) If, pursuant to Subsection 401(b) of the Agreement, the termination date of the Agreement is determined to be prior to the stated maturity date of the Series 1994 Bonds, the Series 1994 Bonds are subject to mandatory redemption by the Authority in whole at a redemption price of one hundred percent (100%) of the principal amount thereof, plus accrued interest to the date of redemption on the Business Day prior to the final day of the term of the Agreement.

     Section 305. SELECTION OF SERIES 1994 BONDS TO BE REDEEMED. The Series 1994 Bonds shall be redeemed only in whole multiples of $5,000 principal amount. If less than all of the Series 1994 Bonds are to be called for redemption, the Trustee shall select the Series 1994 Bonds to be redeemed by lot, each $5,000 portion of principal being counted as one Bond for this purpose; provided that so long as the Series 1994 Bonds are held by a Depository in a book-entry system, the Depository shall select the Series 1994 Bonds to be redeemed.

     Section 306. REDEMPTION NOTICE. Not more than sixty (60) nor less than thirty (30) days before the redemption date of any Series 1994 Bonds to be redeemed, whether such redemption be in whole or in part, the Authority shall cause a notice of such redemption to be filed with the Trustee and to be mailed, postage prepaid, to the Owner of each Series 1994 Bond to be redeemed in whole or in part at his address appearing upon the registration books maintained pursuant to Section 208 hereof. Prior to giving notice of a redemption pursuant to Subsections 304(d), 304(e) or 304(g) hereof, the Trustee shall determine that there are sufficient funds on deposit in the Series 1994 Account of the Bond Fund for such purpose. Upon the proper giving of such notice, the redemption shall be irrevocable. With respect to a redemption pursuant to Subsections 304(b), 304(f) or 304(h) hereof, it shall not be a condition precedent to the giving of such notice that the redemption price be on deposit in the Series 1994 Account of the Bond Fund. Upon the proper giving of notice with respect to a redemption pursuant to Subsections 304(f) or 304(h), the redemption shall be irrevocable. In the event of a redemption pursuant to Subsection 304(b) hereof, the notice shall state that the Lessee may elect prior to 5:00 p.m. Indianapolis time on the Business Day next preceding the date fixed for redemption to not proceed with such redemption.

     Failure to mail such notice or any defect therein shall not affect the validity of the redemption as regards Owners to whom such notice was given as required hereby. Each such notice shall set forth the date designated for redemption and the redemption price to be paid. Each such notice to the Owners thereof shall also set forth, if less than all of the Series 1994 Bonds then Outstanding shall be called for redemption, the distinctive numbers and letters, if any, of such Series 1994 Bonds to be redeemed and, in the case of any Series 1994 Bond to be redeemed in part only, the portion of the principal amount thereof to be redeemed. If any Series 1994 Bond is to be redeemed in part only, the notice of redemption shall state also that on or after the redemption date, upon surrender of such Series 1994 Bond, a new Series 1994 Bond or Series 1994 Bonds in principal amount equal to the unredeemed portion of such Series 1994 Bond will be issued. On the date fixed for redemption, notice having been given as aforesaid, the Series 1994 Bonds or portions thereof so called for redemption shall be due and payable at the redemption price established for the redemption of such Series 1994 Bonds or portions thereof on such date and, if on the date fixed for redemption moneys are held by the Trustee in the Series 1994 Account of the Bond Fund sufficient to pay the redemption price, interest on the Series 1994 Bonds or portions thereof so called for redemption shall cease to accrue on the redemption date. Notwithstanding the foregoing, in the event of redemption pursuant to Subsection 304(b) hereof, the Series 1994 Bonds fixed for redemption shall not be due and payable on the date fixed for redemption if the Lessee shall give written notice to the Trustee and the Authority on or before 5:00 p.m. Indianapolis time on the Business Day next preceding the date fixed for redemption of its election not to proceed with such optional redemption.

                                   ARTICLE IV

             DEPOSIT OF SERIES 1994 BOND PROCEEDS, CONSTRUCTION FUND

     Section 401. CONSTRUCTION FUND. A special fund is hereby established with the Trustee and designated the "Construction Fund." Unless otherwise prohibited from doing so, and except as provided in Section 501, any proceeds of the Series 1994 Bonds (other than accrued interest) shall be deposited immediately upon their receipt in the Series 1994 Account of the Construction Fund.

     The money in the Construction Fund and any Accounts therein shall be held by the Trustee in trust and, pending application thereof shall, to the extent permitted by law, be subject to a lien and charge in favor of the Trustee and the Owners of Bonds under this Indenture and shall be held for the security of the Owners.

     Section 402. PAYMENTS FROM CONSTRUCTION FUND. (a) The Trustee shall disburse moneys held within the Series 1994 Account of the Construction Fund from time to time to or upon the order of the Lessee in order to pay, or as reimbursement to the Authority or the Lessee for payment made, the costs of the Special Facilities, or for payment of interest on the Series 1994 Bonds, in each case upon receipt by the Trustee of a written request of the Lessee substantially in the form set forth in EXHIBIT D hereof.

     For the purpose of this Indenture, the costs of the Special Facilities shall include such costs as are eligible costs within the purview of the Act and are permissible for financing of airport facilities pursuant to Section 142(a)(1) of the Code.

     (b) DISPOSITION OF SERIES 1994 ACCOUNT MONEYS UPON COMPLETION OF CONSTRUCTION. If, after payment by the Trustee of all orders tendered to the Trustee under the provisions of subsection (a) of this Section 402, except for orders that are the subject of a disputed claim, and upon receipt by the Trustee of a certificate of the Lessee to the effect that the Special Facilities are complete and the Lessee is of the opinion that the Special Facilities have been fully paid for, except for any disputed claims, there shall remain any balance of moneys in the Series 1994 Account of the Construction Fund, such money in excess of amounts necessary to pay any disputed claims shall be used pursuant to a written direction of the Authorized Lessee Representative delivered to the Trustee (i) for the redemption of the Series 1994 Bonds, or a portion thereof, in accordance with Section 304(e) hereof, at the earliest practicable date selected by the Trustee; (ii) to acquire, construct, install, improve and equip such additional real and personal property in connection with the Special Facilities as are designated by the Authorized Lessee Representative as permissible costs of the Special Facilities; or (iii) for a combination of any or all of the foregoing as is provided in such direction, in each case subject to an opinion of Bond Counsel to the effect that such application of such moneys will not adversely affect the exclusion from gross income for federal tax purposes of the interest on any Tax Exempt Bonds received by any Owner. The amounts to be used for redemption of the Series 1994 Bonds shall be immediately deposited in the Series 1994 Account of the Bond Fund after the receipt of such direction.

     (c) DISPOSITION OF FUNDS UPON COMPLETION AND FINAL PAYMENT CERTIFICATE. Any funds remaining on deposit in the Construction Fund upon the delivery of the certificate required by Subsection 305(a) of the Agreement shall be disposed of in the manner described in subsection (b) of this Section 402.

     Section 403. RELIANCE UPON REQUISITIONS. All requisitions submitted substantially in the form of Exhibit D hereto and opinions received by the Trustee as conditions of payment from the Series 1994 Account of the Construction Fund may be relied upon by the Trustee. Such requisitions and opinions shall be retained by the Trustee for a period of time not less than that required by the law of the State for the retention of the Authority's records and shall be subject at all reasonable times to examination by the Authority and the Owners of Bonds then Outstanding.

     Section 404. NET PROCEEDS ACCOUNT. If and when Net Proceeds with respect to the Special Facilities are received by the Trustee to be used to repair, rebuild or restore the Special Facilities pursuant to Article XI of the Agreement, the Trustee shall create a special account in the Construction Fund to be designated the Net Proceeds Account into which such Net Proceeds shall be deposited. The Net Proceeds Account shall be applied in accordance with Article XI of the Agreement.

                                    ARTICLE V

                               REVENUES AND FUNDS

     Section 501. ESTABLISHMENT OF FUNDS. (a) In addition to the Construction Fund, there is hereby established with the Trustee the Bond Fund and within the Bond Fund a Series 1994 Account.

     (b) The money in the Construction Fund and the Bond Fund shall be held in trust and applied as hereinafter provided. Pending such application, the money in the Bond Fund shall be subject to a lien and encumbrance in favor of the Owners of all Bonds Outstanding.

     (c) Each Series Indenture may provide for the creation of a separate account within the Construction Fund and Bond Fund with respect to each Series of Bonds, which accounts shall bear the designation of such Series of Bonds.

     Section 502. DEPOSITS TO BOND FUND. (a) In addition to the deposit of any accrued interest received on the Series 1994 Bonds, which shall be deposited into the Series 1994 Account of the Bond Fund, the Trustee shall deposit into the Series 1994 Account of the Bond Fund upon receipt, all Special Facilities Rentals paid under the Agreement with respect to the Series 1994 Bonds, all payments received under the Series 1994 Guaranty and all amounts to be transferred thereto pursuant to Subsections 402(b) and (c) hereof. The Trustee shall also deposit into the Bond Fund all Net Proceeds to be used in the redemption of Bonds pursuant to paragraph (ii) of Subsection 1101(a) or paragraph (iii) of Subsection 1102(a) of the Agreement, and upon acceleration of the Bonds pursuant to Section 803 hereof, shall transfer to the Bond Fund all funds on deposit in the Construction Fund.

     (b) On or before the forty-fifth (45th) day next preceding any date on which Bonds of a Series are to mature or are to be redeemed, the Authority or the Lessee may satisfy all or a portion of the Authority's obligation to make the payments with respect to the principal on the Bonds of such Series required by paragraph (a) of this Section 502 by delivering to the Trustee Bonds of such Series maturing or required to be redeemed on such date. The price paid to purchase any such Bond shall not exceed the Redemption Price plus accrued interest to the date of purchase applicable to such Bonds at the next redemption date. Upon such delivery the Authority shall receive a credit against amounts required to be deposited into the Bond Fund on account of such Bonds.

     Section 503. APPLICATION OF MONEY IN THE BOND FUND. Not later than 10:00 a.m. Indianapolis time on each Interest Payment Date, date for the payment of defaulted interest, date upon which Bonds are to be redeemed, date of acceleration of Bonds or on such other date as may be specified herein, the Trustee shall withdraw from the respective account of the Bond

Fund the amounts required for paying interest, principal and redemption premiums, if any, on the respective Series of Bonds, subject to the provisions of Section 806 hereof. The Trustee shall remit the amount due and payable to the Owners as provided herein.

     Section 504. NONPAYMENT ON BONDS. All money that the Trustee shall have withdrawn from the Bond Fund or shall have received from any other source and set aside for the purpose of paying any of the Bonds hereby secured, either at maturity or by purchase or call for redemption, shall be held in trust for the respective Owners.

     Any money that is so set aside and that remains unclaimed by the Owners for a period of five (5) years after the date on which such Bonds have become payable shall be paid to the Lessee and thereafter the Owners shall look only to the Lessee for payment and then only to the extent of the amounts so received, without any interest thereon, and the Trustee shall have no responsibility with respect to such money.

     Section 505. CANCELLATION OF BONDS. Upon receipt of the same, the Trustee shall cancel all Bonds paid, redeemed or purchased by the Trustee or purchased by the Authority or the Lessee and delivered to the Trustee, and all Bonds delivered to the Trustee in exchange for other Bonds or delivered to the Trustee upon the transfer of any Bond if a new Bond is delivered upon such transfer.
The Trustee shall certify to the Authority and the Lessee the details of all Bonds so cancelled. All Bonds cancelled under any of the provisions of this Indenture shall be destroyed by the Trustee, unless otherwise directed by the Authority. Upon destruction of any Bonds, the Trustee shall execute a certificate in triplicate, describing the Bonds so destroyed; and executed certificates shall be filed with the Authority and the Lessee and the third executed certificate shall be retained by the Trustee.

     Section 506. DISPOSITION OF FUND BALANCES. After provision is made for the payment of all Outstanding Bonds issued under this Indenture, including the interest thereon and for the payment of all other obligations, expenses and charges required to be paid under or in connection with this Indenture, and receipt by the Trustee of a certificate of the Authority to the effect that there are no other indentures, ordinances, bond ordinances, or other agreements that impose a continuing lien on the balances hereinafter mentioned, subject to the provisions of Section 504 hereof, the Trustee shall pay all amounts in any Fund or Account then held by it under this Indenture to the Lessee. If a continuing lien has been imposed on any such balance by another indenture, ordinance, any other agreement, by court order or decree, or by law, the Trustee shall pay such balance to such person as is entitled to receive the same by law or under the terms of such indenture, ordinance, agreement, court order, or decree.

     Section 507. SECURITY FOR THE BONDS. As security for the payment of the Bonds and the interest thereon, the Authority hereby grants to the Trustee a pledge of the Trust Estate.

     It is the intent of the Authority that this pledge shall be effective and operate immediately and that the Trustee shall have the right to collect and receive the Trust Estate in accordance with the provisions hereof at all times during the period from and after the date of delivery of the Bonds issued hereunder until the Bonds have been fully paid and discharged, including, without limitation, at all times after the institution and during the pendency of bankruptcy or similar proceedings.

     The aforementioned pledge shall not inhibit the sale or disposition of all or any portion of the Special Facilities in accordance with this Indenture and the Agreement or the termination of the Agreement in accordance with the provisions thereof, and shall not impair or restrict the ability of the Authority to invest in securities and other forms of investment, subject to the provisions of this Indenture.

     Prior to the delivery of any Bonds issued hereunder, there shall be delivered to the Trustee a duly executed financing statement evidencing the prior security interest in the Trust Estate in the form required by the Indiana Uniform Commercial Code with copies sufficient in number for filing in the office of the Secretary of State of Indiana.

                                   ARTICLE VI

                        SECURITY FOR DEPOSITS, INVESTMENT
                                    OF FUNDS

     Section 601. SECURITY FOR DEPOSITS. Any and all money received by the Trustee under the provisions of this Indenture shall be trust funds under the terms hereof, and, to the extent permitted by law in the case of the Construction Fund, shall not be subject to any lien or attachment by any creditor of the Authority or the Lessee other than the Trustee and the Owners.

     All money deposited with the Trustee that cannot be invested in Investment Obligations in accordance with Section 602 hereof, shall be guaranteed by the Federal Deposit Insurance Corporation or other federal agency or secured, for the benefit of the Authority, the Lessee and the Owners, either (a) by depositing with a bank or trust company chosen by the Trustee or, if then permitted by law, by setting aside under control of the trust department of the bank holding such deposit, as collateral security, Government Obligations or other marketable securities eligible as security for the deposit of trust funds under regulations of the Comptroller of the Currency of the United States or applicable State law or regulations, having a market value (exclusive of accrued interest) not less than the amount of such deposit, or (b) if the furnishing of security as provided in clause (a) above is not permitted by applicable law, then in such other manner as may then be required or permitted by applicable state or federal laws and regulations regarding the security for, or granting a preference in the case of, the deposit of trust funds; provided, however, that it shall not be necessary for the Trustee to give security for the deposit of any money with it for the payment of the principal of or the redemption premium or the interest on any Bonds, or for the Trustee to give security for any money that shall be represented by obligations purchased under the provisions of this Article as an investment of such money.

     All money deposited with the Trustee shall be credited to the particular Fund or Account to which such money belongs.

     Section 602. INVESTMENT OF MONEY. Money held for the credit of all Funds and Accounts shall be continuously invested and reinvested by the Trustee in Investment Obligations to the extent practicable. Investment Obligations shall mature or be redeemable at the option of the holder thereof not later than the respective dates when the money held for the credit of such Funds and Accounts will be required for the purposes intended.

     Notwithstanding the foregoing, no Investment Obligations pertaining to any Series in any Fund, Account may mature on a date beyond the latest maturity date of the respective Bonds Outstanding at the time such Investment Obligations are deposited. For purposes of this Section, the maturity date of any repurchase agreement shall be deemed to be the stated maturity date of such agreement and not the maturity dates of the underlying Investment Obligations.

     The Lessee shall give to the Trustee written directions respecting the investment of any money required to be invested hereunder, subject, however, to the provisions of this Article, and the Trustee shall then invest such money as so directed. The Trustee may request in writing additional direction or authorization from the Lessee with respect to the proposed investment of money under the provisions of this Indenture. Upon receipt of such directions, the Trustee shall invest, subject to the provisions of this Article, such money in accordance with such directions.

     Investment Obligations acquired with money in or credited to any Fund or Account established under this Indenture shall be deemed at all times to be part of such Fund or Account. Unless otherwise directed in a Series Indenture, the interest accruing on Investment Obligations in the Funds and Accounts and all of its profit or loss realized upon the disposition or maturity of such Investment Obligations shall be credited to or charged against such Fund or Account. The Trustee shall sell at the best price obtainable or reduce to cash a sufficient amount of such Investment Obligations whenever it is necessary so to do to provide money to make any payment from any such Fund or Account. The Trustee shall not be liable or responsible for any loss resulting from any such investment.

     Whenever a transfer of money between two or more of the Funds or Accounts established pursuant to Article V hereof is permitted or required, such transfer may be made as a whole or in part by transfer of one or more Investment Obligations at a value determined at the time of such transfer in accordance with this Article VI, provided that the Investment Obligations transferred are those in which money of the receiving Fund or Account could be invested at the date of such transfer.

                                   ARTICLE VII

                      GENERAL COVENANTS AND REPRESENTATIONS

     Section 701. PAYMENT OF PRINCIPAL, INTEREST AND PREMIUM. (a) The Authority covenants that, solely from the sources herein provided, it shall cause to be paid, when due, the principal of (whether at maturity, by acceleration, by call for redemption or otherwise), the premium, if any, and interest on the Bonds at the places, on the dates and in the manner provided herein and in the Bonds, according to the intent and meaning thereof.

     (b) The Bonds are special obligations payable solely from the Trust Estate. The Bonds shall be secured as provided in Section 507 hereof. Except as provided herein, the Series 1994 Bonds shall not be payable from the funds of the Authority, nor shall they constitute a legal or equitable pledge, lien or encumbrance upon any of the properties of the Authority or upon any of its income, receipts or revenues, except as provided in this Indenture. The principal of, premium, if any, and interest on the Bonds shall not be payable from the taxing power of the Authority, nor shall the Bonds constitute a legal or equitable pledge, charge, lien, or encumbrance upon any of the Authority's property or upon any of its income, receipts or revenues, except as herein provided. Neither the credit nor the taxing power of the Authority are pledged for the payment of the principal or interest on the Bonds and no Owner has the right to compel the exercise of the taxing power by the Authority or the forfeiture of any of its property in connection with any default thereon. The Bonds and the interest thereon are not a debt of the Authority within the meaning of the State Constitution. The Bonds, including interest thereon, are payable solely from the revenues pledged therefor and the Authority is under no obligation to pay the Bonds, except from the revenues pledged therefor.

     The Trustee, by its acceptance of its duties hereunder, covenants that it will faithfully perform at all times all of its covenants, undertakings and agreements contained in this Indenture or in any Bond executed, authenticated and delivered hereunder or in any proceedings of the Authority pertaining thereto.

     Section 702. COVENANT TO PERFORM OBLIGATIONS UNDER THIS INDENTURE AND THE AGREEMENT. The Authority covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, the Bonds and in all proceedings of the Authority pertaining thereto.

     Section 703. FURTHER INSTRUMENTS AND ACTIONS. At the request of the Lessee or the Trustee, the Authority shall execute and deliver such further instruments or take such further actions as may be required to carry out the purposes of this Indenture and the Agreement.

     Section 704. REPRESENTATIONS BY THE AUTHORITY. The Authority represents and warrants that it will: (i) not take any actions that would cause the interest on any Tax Exempt Bonds to no longer be excludable from gross income for federal tax purposes; and (ii) take such affirmative actions to protect the tax status of the Tax Exempt Bonds that the Lessee or the Trustee shall reasonably request in writing and certify as necessary to preserve the tax status of the Tax Exempt Bonds; provided that the Authority shall not be obligated to undertake any such action until (a) it consents in writing to take such action, which consent shall not be unreasonably withheld, (b) the Authority has been indemnified to its satisfaction with respect to such action and (c) provision has been made to reimburse the Authority for any costs incurred in connection with taking such action. Except as specifically provided above, the Authority shall have no obligation to take any affirmative actions to protect the tax status of the Tax Exempt Bonds and shall have no obligation to pay amounts necessary to comply with this covenant, other than from money received by the Authority from the Lessee. The Lessee shall have the sole responsibility for computing any amounts owed to the United States of America pursuant to
Section 148 of the Code and with 615(b) of the Agreement with respect to Tax Exempt Bonds and providing for the payment of such amounts to the United States of America in the manner provided in the Series 1994 Tax Representation Certificate and the tax representation certificate executed contemporaneously with the issuance of any other Tax Exempt Bonds.

                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES

     Section 801. EXTENSION OF INTEREST PAYMENT. If the time for the payment of the interest on any Bond is extended, whether or not such extension is by or with the consent of the Authority, such interest so extended shall not be entitled in case of an Event of Default hereunder to the benefit or security of this Indenture and in such case the Owner of the Bond for which the time for payment of interest was extended shall be entitled only to the payment after payment in full of the principal of all Bonds then Outstanding and of interest for the principal of all Bonds then outstanding and of interest for which the time for payment shall not have been extended.

     Section 802. EVENTS OF DEFAULT. Each of the following events is hereby declared an "Event of Default:"

     (a) payment of the interest, principal of and premium, if any, on any of the Bonds is not made when the same are due and payable, either at maturity or by redemption or otherwise;

     (b) the filing by the Lessee of a voluntary petition in bankruptcy or the making of any assignment of all or any part of the Lessee's assets for the benefit of creditors;

     (c) the adjudication of the Lessee as a bankrupt pursuant to any involuntary bankruptcy proceedings;

     (d) the taking of jurisdiction by a court of competent jurisdiction of the Lessee or its assets pursuant to proceedings brought under the provisions of any Federal reorganization act;

     (e) the: (i) appointment of a receiver or a trustee of the Lessee's assets by a court of competent jurisdiction, or (ii) the filing of an involuntary petition in bankruptcy and, in either case, the failure of the Lessee to dismiss the same or reach a voluntary agreement with Lessee's creditors within ninety
(90) days;

     (f) the Authority defaults in the due and punctual performance of any other of the covenants, conditions, agreements and provisions contained in the Bonds or in this Indenture and such default continues for sixty (60) days after receipt by the Authority and the Lessee of a written notice from the Trustee specifying such default and requesting that it be corrected, provided that if prior to the expiration of such sixty (60)-day period the Authority or the Lessee institutes action reasonably designed to cure such default, no Event of Default shall be deemed to have occurred upon the expiration of such sixty (60)- day period for so long as the Authority or the Lessee pursues such curative action with reasonable diligence; and

     (g) the breach of any covenant, representation or warranty contained in the Series 1994 Guaranty.

     Section 803. ACCELERATION OF MATURITIES. Upon the happening and continuance of any Event of Default specified in Section 802, the Trustee may, and upon the written request of the Owners of not less than twenty-five percent (25%) in aggregate principal amount of Bonds Outstanding shall, by notice in writing to the Authority and the Lessee, declare the principal of all Bonds then Outstanding (if not then due and payable) to be due and payable immediately and upon such declaration the same shall become and be immediately due and payable, anything contained in the Bonds, the Agreement, the Series 1994 Guaranty or in this Indenture to the contrary notwithstanding.

     Section 804. ENFORCEMENT OF REMEDIES. Upon the happening and continuance of any Event of Default specified in Section 802, then and in every such case the Trustee may, and upon the written request of the Owners of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding shall, proceed to protect and enforce the rights of the Owners under federal or State law, under this Indenture, Section 1402 of the Agreement or the Series 1994 Guaranty by such suits, actions or specific performance of any covenant or agreement contained in this Indenture, the Series 1994 Guaranty or the Agreement (but only as contemplated by Section 1402 thereof) or in aid or execution of any power herein granted or for the enforcement of any proper legal or equitable remedy, as the Trustee shall deem most effectual to protect and enforce such rights.

     Section 805. THE TRUSTEE MAY FILE CLAIM IN BANKRUPTCY. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Authority or the Lessee or to property of the Authority or the Lessee or the creditors of either of them, the Trustee (irrespective of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Lessee for the payments equal to overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Owners allowed in such judicial proceedings; and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, custodian, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Owner to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Owners, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Article IX hereof.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Owner any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Owner thereof, or to authorize the Trustee to vote in respect of the claim of any Owner in any such proceedings unless the Trustee shall certify that it has been so authorized by the holders of the requisite percentage of Outstanding Bonds.

     Section 806. PRO RATA APPLICATION OF FUNDS. Anything in this Indenture to the contrary notwithstanding, if at any time the money in the Bond Fund is not sufficient to pay the interest on or the principal of the Bonds as the same become due and payable (either by their terms or by acceleration of maturities under the provisions of Section 803 hereof) such money, together with any money then available or thereafter becoming available for such purposes, whether through the exercise of the remedies provided for in this Article or otherwise, shall be applied as follows:

     FIRST: if the principal of the Bonds has not become due and payable, to the payment of all installments of interest then due, in the order of the maturity of the installments of such interest;

     SECOND: if the principal of less than all of the Bonds has become due and payable, first to the payment of all installments of interest then due on such Bonds of which the principal is not overdue, in the order of the maturity of the installments thereof, and next to the payment of interest at the respective rates specified in the Bonds on overdue principal, and next to the payment of the principal of such Bonds then due in order of their due dates;

     THIRD: if the principal of all Bonds has become due and payable by redemption, acceleration or otherwise, to the payment of the interest and principal then due on the Bonds without distinction of interest over principal or of principal over interest ratably according to the amount due for principal and interest; and

     FOURTH: if the principal of all Bonds has become due and payable, and all of the Bonds have been fully paid, together with all interest and premium, if any, thereon, any surplus then remaining shall be applied as set forth in
Section 506 hereof.

All payments to be made to the Owners pursuant to this Section shall be made ratably to the persons entitled thereto, without discrimination or preference, except that if there are insufficient funds to make any payment of interest or principal then due, the amount to be paid in respect of principal or interest, as the case may be, on each Bond shall be determined by multiplying the aggregate amount of the funds available for such payment by a fraction, the numerator of which is the amount then due as principal or interest, as the case may be, on each Bond and the denominator of which is the aggregate amount due in respect of all interest or all principal, as the case may be, on all Bonds.

     The provisions of this Section are in all respects subject to the provisions of Section 801 hereof.

     Whenever money is to be applied by the Trustee pursuant to the provisions of this Section: (a) such money shall be applied by the Trustee at such times and from time to time as the Trustee in its sole discretion shall determine, having due regard for the amount of such money available for such application and the likelihood of additional money becoming available for such application in the future, (b) setting aside such money as provided herein in trust for the proper purpose shall constitute proper application by the Trustee, and (c) the Trustee shall incur no liability whatsoever to the Authority, the Lessee, any Owner or any other person for any delay in applying any such money so long as the Trustee acts with reasonable diligence, having due regard for the circumstances, and ultimately applies the same in accordance with such provisions of this Indenture as may be applicable at the time of discretion. In applying such money, it shall fix the date (which shall be an Interest Payment Date unless the Trustee shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the fixing of any such date and shall not be required to make payment to the Owner of any Bond until such Bond is surrendered to the Trustee for appropriate endorsement or for cancellation if fully paid.

     Section 807. EFFECT OF DISCONTINUANCE OF PROCEEDINGS. If any proceedings taken by the Trustee or Owners on account of any Event of Default is discontinued or abandoned for any reason, then and in every such case, the Authority, the Trustee and the Owners shall be restored to their former positions and rights hereunder, and all rights, remedies, powers and duties of the Trustee shall continue as though no proceeding had been taken.

     Section 808. CONTROL OF PROCEEDINGS BY OWNERS. Anything in this Indenture to the contrary notwithstanding, the Owners of a majority in aggregate principal amount of Bonds at any time Outstanding shall have the right, by an instrument or concurrent instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all remedial proceedings to be taken by the Trustee hereunder, provided that such direction shall be in accordance with law and the provisions of this Indenture and indemnification shall have been provided to the Trustee in accordance with Section 902 hereof.

     Section 809. RESTRICTIONS UPON ACTIONS BY INDIVIDUAL OWNERS. Except as provided in Section 814 hereof, no Owner shall have any right to institute any suit, action or proceeding in equity or at law on any Bond or for the execution of any trust hereunder or for any other remedy hereunder unless such Owner previously shall (a) have given to the Trustee written notice of the Event of Default on account of which such suit, action or proceeding is to be instituted,
(b) have requested the Trustee to take action after the right to exercise such powers or right of action, as the case may be, shall have accrued, (c) have afforded the Trustee a reasonable opportunity either to proceed to exercise the powers hereinabove granted or to institute such suit, action or proceeding in its or their name, and (d) have offered to the Trustee reasonable security and satisfactory indemnity against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall have refused or neglected to comply with such request within a reasonable time. Such notification, request and offer of indemnity are hereby declared in every such case, at the option of the Trustee, to be conditions precedent to the execution of the powers and trusts of the Indenture under this Section or other provisions of this Article. In the event that the Trustee has been provided such notification, request and offer and has thereafter refused or neglected to comply with such request within a reasonable time, the Owners of not less than twenty-five percent (25%) in aggregate principal amount of Bonds then Outstanding may institute any such suit, action or proceeding in their own names for the benefit of all Owners hereunder. It is understood and intended that, except as otherwise above provided, no one or more Owners shall have any right in any manner whatsoever by his or their action to affect, disturb or prejudice the security of this Indenture or to enforce any right hereunder except in the manner provided, that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the benefit of all Owners and that any individual right of action or other right given to one or more such Owners by law is restricted by this Indenture to the rights and remedies herein provided.

     Section 810. ENFORCEMENT OF RIGHTS OF ACTION. All rights of action (including the right to file proof of claim) under this Indenture or under any Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof in any proceeding relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as the Trustee without the necessity of joining as plaintiffs or defendants any Owners,and any recovery of judgment shall be for the equal benefit of the Owners, subject to the provisions of Section 801 hereof of this Indenture.

     Section 811. NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Trustee or to the Owners is intended to be exclusive of any other remedy or remedies herein provided, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

     Section 812. DELAY NOT A WAIVER. No delay or omission by the Trustee or of any Owner in the exercise of any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence therein, and every power or remedy given by this Indenture to the Trustee and to the Owners may be exercised from time to time and as often as may be deemed expedient.

     The Trustee may, and upon written request of the Owners of not less than a majority in principal amount of the Bonds Outstanding shall, waive any Event of Default which in its opinion has been remedied before the entry of final judgment or decree in any suit, action or proceeding instituted by it under the provisions of this Indenture or before the completion of the enforcement of any other remedies under this Indenture, but no such waiver shall extend to or affect any other existing or subsequent Event of Default or impair any rights or remedies consequent thereon.

     Section 813. NOTICE OF DEFAULT. The Trustee shall mail to all Owners at their addresses as they appear on the registration books maintained by the Trustee written notice of the occurrence of any Event of Default within thirty
(30) days after the Trustee has notice of the same.

     Section 814. RIGHT TO ENFORCE PAYMENT OF BONDS UNIMPAIRED. Nothing in this Article shall affect or impair the right of any Owner to enforce the payment of the principal of and interest on his Bonds or the obligation of the Authority to pay the principal of and interest on each Bond to the Owner thereof at the time and place specified in said Bond.

     Section 815. WAIVER OF EVENT OF DEFAULT. The Trustee shall waive any Event of Default and its consequences and rescind any declaration of maturity of principal upon the written request of the Owners of a majority in aggregate principal amount of the Bonds then Outstanding; provided that there shall not be waived without the written consent of the Owners of all the Bonds Outstanding
(a) any Event of Default in the payment of the principal of any Outstanding Bonds at their maturity, upon the redemption (including as a result of acceleration) thereof, or (b) any Event of Default in the payment when due of the interest on any such Bonds, unless, prior to such waiver or rescission, all arrears of interest, or all arrears of payments of principal when due (without regard to any acceleration of maturity of the Bonds under the provisions of
Section 803 hereof), as the case may be, and all expenses of the Trustee in connection with such Event of Default shall have been paid or provided for. In case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such Event of Default shall have been discontinued or abandoned or determined adversely, then and in every such case the Authority, the Lessee, the Trustee and the Owners shall be restored to their former positions, rights and obligations hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other default, or impair any right consequent thereon.

                                   ARTICLE IX

                                   THE TRUSTEE

     Section 901. ACCEPTANCE OF TRUSTS. The Trustee shall signify its acceptance of the duties and obligations and agree to execute the trusts imposed upon it by this Indenture by executing the acceptance attached hereto, but only upon the terms and conditions set forth in this Article and subject to the provisions of this Indenture, to all of which the Authority, the Trustee and the respective Owners of the Bonds agree. Unless the Trustee has been given written notice or otherwise has actual notice that an Event of Default has occurred and is continuing, the Trustee shall not be responsible except for the performance of those duties that are expressly set forth in this Indenture, and no implied covenant or duty shall be read into this Indenture against the Trustee; provided, however, that nothing herein shall relieve the Trustee from responsibility for its own gross negligence or willful misconduct.

     If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers as are vested in it by this Indenture and shall use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     Section 902. INDEMNIFICATION OF THE TRUSTEE AS CONDITION FOR REMEDIAL ACTION UPON DIRECTION OF OWNERS. The Trustee shall be under no obligation to take any remedial proceeding under this Indenture upon written direction of the Owners given in accordance with the terms hereof until it is indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements, and against all liability, provided that the Trustee shall have no right to indemnification for any costs, expenses, outlays, counsel fees or disbursements or against any liability resulting from any proceeding or action of the Trustee if the Trustee is determined to have acted in a grossly negligent or intentional manner with respect to such proceeding or action. However, the Trustee may bring suit, or appear in and defend suit, or take any remedial proceedings under this Indenture, or take any steps in the execution of any of the trusts created hereby or in the enforcement of any rights and powers hereunder, or do anything else in its judgment proper to be done by it as such Trustee, without indemnity and with or without the direction of Owners, and in such case the Authority, at the request of the Trustee, shall cause the Lessee to reimburse the Trustee from payments made under Section 615 of the Agreement for all costs, expenses, outlays and counsel fees and other reasonable disbursements properly incurred in connection therewith. If the Authority fails to make such reimbursement, the Trustee may reimburse itself from any money in its possession under the provisions of this Indenture and shall be entitled to a preference therefor over any Bonds Outstanding.

     Section 903. LIMITATIONS ON OBLIGATIONS AND RESPONSIBILITIES OF THE TRUSTEE. The Trustee shall be under no obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Authority, or to report, make or file claims or proof of loss for any loss or damage that may occur, or to keep itself informed or advised as to the payment of any premiums or assessments, or to require any such payment to be made with respect to the Special Facilities. The Trustee shall have no responsibility in respect of the validity or sufficiency of this Indenture or, except as to the authentication thereof, in respect of the validity of the Bonds or the due execution or issuance thereof.

     Section 904.  THE TRUSTEE NOT LIABLE FOR FAILURE OF THE AUTHORITY TO
ACT. The Trustee shall not be liable or responsible for the failure of the Authority or of any of its employees or agents to make any collections or deposits or to perform any act required of the Authority under this Indenture or the Agreement. The Trustee shall not be responsible for the application of any of the proceeds of Bonds or any other money deposited with it and paid out, withdrawn or transferred hereunder if such application, payment, withdrawal or transfer is made in accordance with the provisions of this Indenture. The immunities and exemptions from liability of the Trustee hereunder shall extend to its directors, officers, employees and agents.

     Section 905. COMPENSATION OF THE TRUSTEE. Subject to the provisions of any contract between the Lessee and the Trustee relating to the compensation of the Trustee, the Authority shall cause the Trustee to be paid from payments made by the Lessee pursuant to Section 615 of the Agreement reasonable compensation for all services performed by the Trustee hereunder and also its reasonable expenses, charges and other disbursements and those of its attorneys, agents and employees incurred in and about the administration and the performance of its powers and duties hereunder, under the Series 1994 Guaranty, or under the Agreement. If the Authority fails to cause any payment required by this Section to be made, the Trustee may make such payment from any money in its possession under the provisions of this Indenture and shall be entitled to a preference therefor over any Bonds Outstanding hereunder.

     Section 906. MONTHLY STATEMENTS FROM THE TRUSTEE. On or before the 15th day of each month the Trustee shall file with the Authority and the Lessee a statement setting forth in respect of the preceding calendar month:

     (a) the amount withdrawn or transferred by it from, and the amount deposited in or credited to, each Fund or Account held by it under the provisions of this Indenture,

     (b) the amount on deposit with it at the end of such month in each such Fund or Account,

     (c) a brief description of all obligations held by it as an investment of money in each such Fund or Account and the investment income or loss that was charged to any Fund or Account in such month,

     (d) the amount applied to the payment, purchase, or redemption of Bonds under the provisions of Article V of this Indenture, and

     (e) any other information that the Authority or the Lessee may reasonably request.

     All records and files pertaining to the Bonds and the Leased Premises in the custody of the Trustee shall be available at all reasonable times for inspection by the Authority, the Lessee, any Owner of ten percent (10%) in aggregate principal amount of Bonds Outstanding and their agents and representatives.

     Section 907. THE TRUSTEE PROTECTED IN RELYING ON CERTAIN DOCUMENTS. The Trustee shall be protected and shall incur no liability in acting or proceeding, or in not acting or not proceeding, in good faith and in accordance with the terms of this Indenture, upon any ordinance, order, notice, request, consent, waiver, certificate, statement, affidavit, requisition, bond or other paper or document that it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper board or person or to have been prepared and furnished pursuant to any of the provisions of this Indenture, or upon the written opinion of any independent contractor, agent, attorney, engineer or accountant believed by the Trustee to be qualified in relation to the subject matter, and the Trustee shall be under no duty to make any investigation or inquiry as to any statements contained or matters referred to in any such instrument except in any case where the Trustee has actual knowledge that such statements are inaccurate. The Trustee shall not be under any obligation to see to the recording or filing of this Indenture or otherwise to the giving to any person of notice of the provisions hereof.

     Except as otherwise provided in this Indenture, any request, notice, certificate or other instrument from the Authority to the Trustee shall be deemed to have been signed by the proper party or parties if signed by an authorized Authority representative.

     Section 908. NOTICE OF DEFAULT. Except upon the happening of any Event of Default specified in Subsection 802(a) hereof, the Trustee shall not be obliged to take notice or be deemed to have notice of any Event of Default under this Indenture unless specifically notified in writing of such Event of Default by the Authority, the Lessee or the Owners of not less than 25% in aggregate principal amount of Bonds then Outstanding.

     Section 909. THE TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals, statements and representations contained herein and in the Bonds (excluding the Trustee's certificate of authentication of the Bonds) shall be taken and construed as made by and on the part of the Authority and not by the Trustee, and the Trustee shall be under no responsibility for the correctness of the same.

     Section 910. THE TRUSTEE MAY DEAL IN BONDS. The bank or trust company acting as the Trustee under this Indenture, and its directors, officers, employees or agents, may in good faith, to the extent permitted by applicable law, buy, sell, own, hold and deal in any of the Bonds and may join in any action that any Owner of Bonds may be entitled to take with like effect as if such bank or trust company were not the Trustee under this Indenture.

     Section 911. RESIGNATION AND REMOVAL OF THE TRUSTEE SUBJECT TO APPOINTMENT OF SUCCESSOR. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 914 hereof.

     Section 912. RESIGNATION OF THE TRUSTEE. The Trustee may resign at any time, for any reason, upon the mailing of written notice to all Owners, the Authority and the Lessee. Such resignation shall be effective on the later of thirty (30) days after the mailing of such notice or the date of appointment of any successor Trustee.

     Section 913. REMOVAL OF THE TRUSTEE. While there is no Event of Default under the Agreement or this Indenture, the Trustee may be removed at any time, for any reason, by an instrument in writing, executed by the Authority or the Lessee. Notice of such removal shall be mailed to all Owners by the Authority or the Lessee, whichever shall have taken the action to remove the Trustee.
Such removal shall be effective on the later of sixty (60) days after the mailing of such notice or the date of appointment of a successor Trustee, unless the Owners of not less than twenty-five percent (25%) in aggregate principal amount of Bonds then Outstanding object to such removal in writing to the Authority and the Lessee within such sixty (60)-day period, in which case such removal shall be of no effect.

     The Trustee may also be removed at any time for any breach of trust or for acting or proceeding in violation of, or for failing to act or proceed in accordance with, any provisions of this Indenture with respect to the duties and obligations of the Trustee, by any court of competent jurisdiction upon application of the Authority, the Lessee or the Owners of not less than twenty-five percent (25%) in aggregate principal amount of Bonds then Outstanding.

     Section 914. APPOINTMENT OF SUCCESSOR TRUSTEE. If at any time hereafter the Trustee resigns, is removed, is dissolved or otherwise becomes incapable of acting, or the bank or trust company acting as the Trustee is taken over by any governmental official, agency, department or board, the Lessee shall, with the approval of the Authority (such approval not to be unreasonably withheld) appoint a successor Trustee. A successor Trustee shall not be required if the Trustee sells or assigns substantially all of its trust business and the vendee or assignee continues in the trust business, or if a transfer of the trust department of the Trustee is required by operation of law, provided that such vendee, assignee or transferee qualifies as a successor Trustee under this
Section 914.

     At any time within one year after a successor Trustee has been appointed by the Lessee, the Owners of twenty-five percent (25%) in principal amount of Bonds then Outstanding, by an instrument or concurrent instruments in writing, executed by such Owners and filed with the Lessee, may appoint a successor Trustee, which shall supersede any Trustee theretofore appointed by the Lessee. Photographic copies of each such instrument shall be delivered promptly by the Lessee to the predecessor Trustee and to the Trustee so appointed by the Owners.

     If no appointment of a successor Trustee by the Lessee is made pursuant to the foregoing provisions of this Section, any Owner or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon appoint a successor Trustee.

     Any successor Trustee hereafter appointed shall be a bank or trust company within the State that is in good standing and duly authorized to exercise corporate trust powers in the State, that is subject to examination by Federal or State authority, and that has a combined capital, surplus and undivided profits aggregating not less than Two Hundred and Fifty Million Dollars ($250,000,000).

     Section 915. VESTING OF DUTIES IN SUCCESSOR TRUSTEE. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Authority, an instrument in writing accepting such appointment and the trusts created hereby and thereupon such successor Trustee, without any further act, shall become fully vested with all the rights, immunities and powers, and subject to all the duties and obligations, of its predecessor. Upon receipt of such instrument or upon receipt of a written request of the Authority and upon payment of the expenses, charges and other disbursements of such predecessor that are payable pursuant to the provisions of Sections 902 and 905 hereof, such predecessor Trustee shall execute and deliver an instrument transferring to such successor Trustee rights, immunities and powers of such predecessor hereunder and shall deliver all property and money held by it hereunder to its successor. Should any instrument in writing from the Authority be required by any successor Trustee for more fully and certainly vesting in such Trustee the rights, immunities, powers and trusts hereby vested or intended to be vested in the predecessor Trustee, any such instrument in writing shall and will, on request, be executed, acknowledged and delivered by the Authority.

                                    ARTICLE X

     EXECUTION OF INSTRUMENTS BY OWNERS, PROOF OF OWNERSHIP OF BONDS, AND
                    DETERMINATION OF CONCURRENCE OF OWNERS

     Section 1001. EXECUTION OF INSTRUMENTS BY OWNERS. Any request, direction, consent or other instrument in writing required or permitted by this Indenture to be signed or executed by any Owners may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Owners or their attorneys or legal representatives. Proof of the execution of any such instrument and of the ownership of Bonds shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and the Authority with regard to any action taken by either under such instrument if made in the following manner:

     (a) The fact and date of the execution by any person of any such instrument may be proved by the verification, by any officer in any jurisdiction who by the laws thereof has power to take affidavits within such jurisdiction, to the effect that such instrument was subscribed and sworn to before him, or by an affidavit of a witness to such execution. Where such execution is on behalf of a person other than an individual, such verification or affidavit shall also constitute sufficient proof of the authority of the signer thereof.

     (b) The ownership of Bonds shall be proved by the registration books kept under the provisions of Section 208 hereof.

     Nothing contained in this Article shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of the matters herein stated which it may deem sufficient. Any request or consent of any Owner shall bind every future Owner of the same Bond in respect of anything done by the Trustee in pursuance of such request or consent.

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURE

     Section 1101.  SUPPLEMENTAL INDENTURE WITHOUT OWNERS' CONSENT.  Subject to
Section 1105 hereof, the Authority and the Trustee may enter into, from time to time and at any time, such indentures supplemental hereto (which Supplemental Indentures shall thereafter form a part hereof):

     (a) to cure any ambiguity or formal defect or omission or to correct or supplement any provision herein that may be inconsistent with any other provision herein which does not materially adversely affect the interest of the Owners; or

     (b) to grant to or confer upon the Trustee, for the benefit of the Owners, any additional rights, remedies, powers, authority or security, including bond insurance, that may lawfully be granted to or conferred upon the Owners or the Trustee; or

     (c) to add to, amend or make deletions from the conditions, limitations and restrictions on the issuance of Bonds under the provisions of this Indenture certain conditions, limitations and restrictions, provided that such addition, deletion or amendment will not materially adversely affect the rights of the Owners of the Outstanding Bonds; or

     (d) to add to the covenants and agreements of the Authority in this Indenture other covenants and agreements thereafter to be observed by the Authority or to surrender any right or power herein reserved to or conferred upon the Authority, provided that such covenants and agreements and the surrendering of any such right or power do not materially adversely affect the rights of the Owners of the Outstanding Bonds;

     (e) to approve a Series Indenture authorizing a Series of Bonds subject to the provisions of this Indenture and the Act; or

     (f) to allow the Lessee and the Authority to issue bonds or finance facilities pursuant to other financing documents.

     Section 1102. SUPPLEMENTAL INDENTURE WITH OWNERS' CONSENT. Subject to the terms and provisions contained in this Section and Section 1105 hereof, and not otherwise, the Owners of a majority in aggregate principal amount of the Bonds then Outstanding that will be affected by a proposed supplemental indenture shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution of such indenture or indentures supplemental hereto as are deemed necessary or desirable by the Authority and the Lessee for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental Indenture, provided that nothing herein contained shall permit, or be construed as permitting without the consent of the Owners of one hundred percent (100%) in principal amount of Bonds Outstanding
(a) an extension of the maturity of the principal of or the interest on any Bond, or (b) a reduction in the principal amount of any Bond or the redemption premium or the rate of interest thereon, or (c) the creation of a lien upon or a pledge of the Trust Estate other than the lien and pledge created by this Indenture, or (d) a preference or priority of any Bond or Bonds over any other Bond or Bonds, or (e) a reduction in the aggregate principal amount of the Bonds required for consent to such Supplemental Indenture. Nothing herein contained, however, shall be construed as making necessary the approval by the Owners of the adoption of any Supplemental Indenture as authorized in Section 1101 hereof.

     If at any time the Authority determines that it is necessary or desirable to execute any Supplemental Indenture for any of the purposes of this Section, the Trustee shall cause notice of the proposed adoption of such Supplemental Indenture to be mailed, postage prepaid, to all Owners at their addresses as they appear on the registration books maintained by the Trustee. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the office of the Authority for inspection by all Owners. The Authority shall not, however, be subject to any liability to any Owner by reason of its failure to cause the notice required by this Section to be mailed and any such failure shall not affect the validity of such Supplemental Indenture when consented to and approved as provided in this Section.

     Whenever, at any time within one year after the date of the first mailing of such notice, the Authority delivers to the Trustee an instrument or instruments in writing purporting to be executed by the Owners of a majority in aggregate principal amount of the Bonds then Outstanding that are affected by a proposed Supplemental Indenture, which instrument or instruments shall refer to the proposed Supplemental Indenture described in such notice and shall specifically consent to and approve the adoption thereof in substantially the form of the copy thereof referred to in such notice, thereupon, but not otherwise, the Authority may adopt such Supplemental Indenture in substantially such form, without liability or responsibility to any Owner whether or not such Owner shall have consented thereto.

     If the Owners of a majority in aggregate principal amount of Bonds Outstanding that are affected by a proposed Supplemental Indenture at the time of the adoption of such Supplemental Indenture have consented to and approved the adoption thereof as herein provided, no Owner shall have any right to object to the adoption of such Supplemental Indenture, to object to any of the terms and provisions contained therein or the operation thereof, to question the propriety of the adoption thereof, or to enjoin or restrain the Authority from adopting the same or from taking any action pursuant to the provisions thereof.

     Section 1103. BONDS AFFECTED. For purposes of this Indenture, Bonds shall be deemed to be "affected" by a Supplemental Indenture if the same adversely affects or diminishes the rights of Owners against the Authority or the rights of the Owners in the security for such Bonds. The Trustee may in its discretion determine whether any Bonds would be affected by any Supplemental Indenture and any such determination shall be conclusive upon the Owners of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

     Section 1104. SUPPLEMENTAL INDENTURES PART OF INDENTURE. Any Supplemental Indenture executed in accordance with the provisions of this Article shall thereafter form a part of this Indenture, and this Indenture shall be and be deemed to be modified and amended in accordance therewith. Thereafter, the respective rights, duties and obligations under this Indenture of the Authority, the Trustee and all Owners of Bonds shall then be enforced in all respects under the provisions of this Indenture as so modified and amended. If any Supplemental Indenture is executed and approved, Bonds issued thereafter may contain an express reference to such Supplemental Indenture, if deemed necessary or desirable by the Authority or the Lessee.

     Section 1105. LESSEE CONSENT, OPINION OF BOND COUNSEL REQUIRED. Any Supplemental Indenture will not be effective unless the Lessee shall have consented in writing to such Supplemental Indenture and, in the opinion of Bond Counsel delivered to the Trustee, such Supplemental Indenture: (i) will not adversely affect the exclusion from gross income for federal income tax purposes of the interest on any Tax Exempt Bonds received by any Owner, and (ii) is authorized under the terms of this Indenture.

                                   ARTICLE XII

                     SUPPLEMENTS AND AMENDMENTS TO AGREEMENT
                           OR THE SERIES 1994 GUARANTY

     Section 1201. SUPPLEMENTS AND AMENDMENTS NOT REQUIRING CONSENT. Subject to Section 1203 hereof, the Lessee and the Authority or the Trustee, as applicable, may enter into, from time to time and at any time, such amendments and supplements to the Agreement or the Series 1994 Guaranty (which supplements and amendments shall thereafter form a part thereof):

     (a) to cure any ambiguity or to make any other provisions with respect to matters or questions arising under the Agreement or the Series 1994 Guaranty and which shall not, in the opinion of the Trustee, materially adversely affect the rights of the Owners of Outstanding Bonds; or

     (b) to correct or amend any description of, or to reflect changes in, any properties comprising the Special Facilities which shall not materially adversely affect the rights by the Owners of the Outstanding Bonds; or

     (c) to grant to or confer upon the Authority or the Trustee for the benefit of the Owners any additional rights, remedies, powers, authority or security, including bond insurance, that may lawfully be granted to or conferred upon the Authority or Owners or the Trustee; or

     (d) to add to the covenants of the Lessee for the benefit of the Owners or to surrender any right or power therein conferred upon the Lessee; or

     (e) to make any other change which will not reduce the obligation of the Lessee to make the payments of Special Facilities Rentals due under the Agreement or the obligation of the Lessee under the Series 1994 Guaranty or otherwise to make any other change in Agreement or the Series 1994 Guaranty which does not materially adversely affect the rights of the Owners of Outstanding Bonds under this Indenture; or

     (f) in connection with the issuance of Additional Bonds pursuant to the requirements of Section 211 hereof;

     (g) to provide for additional rental payments under the Agreement to secure future obligations undertaken by the Authority on behalf of the Lessee, provided that such additional payments shall be payable on a parity basis or subordinate to the Special Facilities Rental; or

     (h) to exclude a portion of Land from the Leased Premises, provided that, after giving effect to such exclusion, the Authorized Lessee Representative certifies that the operating utility or productive capacity of the remaining Leased Premises is not materially less than the operating utility or productive capacity of the Leased Premises prior to such exclusion.

     Section 1202. SUPPLEMENTS AND AMENDMENTS REQUIRING CONSENT OF OWNERS OF A MAJORITY IN PRINCIPAL AMOUNT OF BONDS. Except for supplements or amendments provided for in Section 1201 hereof, and subject to the provisions of Section 1203 hereof, the Authority shall not enter into and the Trustee shall not enter into or consent to any supplement or amendment to the Agreement or the Series 1994 Guaranty unless notice of the proposed execution of such supplement or amendment shall have been given and the Owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding shall have consented to and approved the execution thereof, all as provided for in Section 1102 hereof in the case of supplements to this Indenture and with the same effect as provided in Section 1104 hereof; provided that without the unanimous consent of the Owners of the Bonds then Outstanding no such supplement or amendment shall be consented to by the Trustee which would reduce the payments to be made pursuant to Section 502 of the Agreement or Section 2.1 of the Series 1994 Guaranty.

     Section 1203. OPINION OF BOND COUNSEL REQUIRED. Any supplement or amendment to the Agreement or the Series 1994 Guaranty will not be effective unless, in the opinion of Bond Counsel delivered to the Trustee, such supplement or amendment: (i) will not adversely affect the exclusion from gross income for federal income tax purposes of the interest on any Tax Exempt Bonds received by any Owner, and (ii) is authorized under the terms of this Indenture.

                                  ARTICLE XIII

DEFEASANCE

     Section 1301. DEFEASANCE OF BONDS. Any Bond shall be deemed to be paid and no longer Outstanding within the meaning of this Article and for all purposes of this Indenture when (a) payment of the principal of and premium, if any, on such Bond, plus interest thereon to the due date thereof (whether such due date is by reason of maturity or upon redemption as provided herein) either
(i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided for by irrevocably depositing with the Trustee, in trust and irrevocably set aside exclusively for such payment, (1) moneys sufficient to make such payment, when due or (2) Government Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of sufficient moneys to make such payment, when due and
(b) all necessary and proper fees, compensation, indemnities and expenses of the Trustee and the Authority pertaining to the Bonds with respect to which such deposit is made shall have been paid or the payment thereof provided for. At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, such Bond shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys or Government Obligations.

     Notwithstanding the foregoing, no deposit under clause (a)(ii) of the immediately preceding paragraph shall be deemed payment of such Bonds as aforesaid until (a) proper notice of redemption of such Bonds shall have been previously given in accordance with Article III of this Indenture or the provision of the Series Indenture with respect thereto or in the event said Bonds are not by their terms subject to redemption within the next succeeding sixty (60) days, until the Lessee shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to notify, as soon as practicable, the Owners of the Bonds, that the deposit required by (a)(ii) above has been made with the Trustee and that said Bonds are deemed to have been paid in accordance with this Section 1301 and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of and the applicable redemption premium, if any, on said Bonds, plus interest thereon to the due date thereof; or (b) the maturity of such Bonds.

     All moneys so deposited with the Trustee as provided in this Section 1301 may also be invested and reinvested, at the written direction of the Lessee, in Government Obligations, maturing in the amounts and at the times as hereinbefore set forth, and all income from all Government Obligations in the hands of the Trustee pursuant to this Section 1301 which is not required for the payment of principal of the Bonds and interest and premium, if any, thereon with respect to which such moneys shall have been so deposited shall be deposited in the Bond Fund as and when realized and collected for use and application as are other moneys deposited in the Bond Fund.

     Notwithstanding any provision of any other Article of this Indenture which may be contrary to the provisions of this Section 1301, all moneys or Government Obligations set aside and held in trust pursuant to the provisions of this
Section 1301 for the payment of Bonds (including interest and premium thereon, if any) shall be applied to and used solely for the payment of the particular Bonds (including the interest and premium thereon, if any) with respect to which such moneys or Government Obligations have been so set aside in trust.

     Anything in Article XI hereof to the contrary notwithstanding, if moneys or Government Obligations have been deposited or set aside with the Trustee pursuant to this Section 1301 for the payment of Bonds and such Bonds shall not have in fact been actually paid in full, no amendment to the provisions of this
Section 1301 shall be made without the consent of the Owner of each Bond affected thereby.

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

     Section 1401. EFFECT OF COVENANTS. All covenants, stipulations, obligations and agreements of the Authority contained in this Indenture shall be deemed to be covenants, stipulations, obligations and agreements of the Authority the full extent authorized or permitted by law, and all such covenants, stipulations, obligations and agreements shall bind or inure to the benefit of the successor or successors thereof from time to time and any officer, board, body or commission to whom or to which any power or duty affecting such covenants, stipulations, obligations and agreements is transferred by or in accordance with law.

     Except as otherwise provided in this Indenture, all rights, powers and privileges conferred and duties and liabilities imposed upon the Authority by the provisions of this Indenture shall be exercised or performed by such other officer, board, body or commission as may be required or permitted by law to exercise such powers or to perform such duties.

     No covenant, stipulation, obligation or agreement herein contained shall be deemed to be a covenant, stipulation, obligation or agreement of any member, agent or employee of the Authority in his individual capacity, and neither the members of the Authority nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof.

     Section 1402. MANNER OF GIVING NOTICE. Any notice, demand, direction, request or other instrument authorized or required by this Indenture to be given to or filed with the Authority, the Lessee or the Trustee shall be deemed to have been sufficiently given or filed for all purposes of this Indenture if and when sent by Federal Express priority delivery or registered mail, return receipt requested:

     (a)  As to the Authority:     Indianapolis Airport Authority
                                        Indianapolis International Airport
                                        Box 100
                                        2500 South High School Road
                                        Indianapolis, Indiana 46241-4941

     (b)  As to the Trustee:            NBD BANK, N.A.
                                        One Indiana Square
                                        Indianapolis, Indiana  46266
                                        Attn: Corporate Trust Department

     (c)  As to the Lessee:             Federal Express Corporation

                                        Attn:  Vice President and Treasurer
                                        2007 Corporate Avenue
                                        Memphis, TN  38132


          with copy to:                 Federal Express Corporation
                                        1980 Nonconnah Boulevard
                                        Memphis, Tennessee  38132
                                        Attention:  Legal Department, Managing
                                   Director,
                                        Business Transactions

     Any of such addresses may be changed at any time upon written notice of such change sent by United States registered or certified mail, postage prepaid, or by Federal Express priority delivery to the other parties by the party effecting the change.

     Section 1403. INCONSISTENT INDENTURE. All indentures, ordinances and parts thereof that are inconsistent with any of the provisions of this Indenture are hereby declared to be inapplicable to the provisions of this Indenture.

     Section 1404. HEADINGS NOT PART OF INDENTURE. Any headings preceding the texts of the several Articles and Sections hereof, table of contents, marginal notes, or footnotes appended to copies hereof shall be solely for convenience of reference and shall not constitute a part of this Indenture or affect its meaning, construction or effect.

     Section 1405. THE AUTHORITY, THE LESSEE, THE TRUSTEE AND THE OWNERS ALONE HAVE RIGHTS UNDER INDENTURE. Except as otherwise expressly provided herein, nothing in this Indenture, expressed or implied, is intended or shall be construed to confer upon any person, firm or corporation, other than the Authority, the Lessee, the Trustee, and the Owners of Bonds issued under and secured by this Indenture, any right, remedy or claim, legal or equitable, under or by reason of this Indenture. This Indenture is intended to be for the sole and exclusive benefit of the Authority, the Lessee, the Trustee, and the Owners.

     Section 1406. EFFECT OF PARTIAL INVALIDITY. If any one or more of the provisions of this Indenture or of any Bonds issued hereunder are held to be illegal or invalid, such illegality or invalidity shall not affect any other provision of this Indenture or of the Bonds, and this Indenture and the Bonds shall be construed and enforced as if such illegal or invalid provision had not been contained herein or therein.

     Section 1407. STATE LAW GOVERNS. The Bonds are issued and this Indenture is adopted with the intent that the laws of the State shall govern their construction.

     Section 1408. INDENTURE EFFECTIVE. This Indenture shall take effect immediately upon the issuance and delivery of the Series 1994 Bonds.

     Section 1409. PAYMENT DATES. In the event that any date on which principal, premium or interest on the Bonds is due is not a Business Day, payment shall be made on the next succeeding Business Day with the same force and effect as if made on the actual date on which such principal, premium or interest is due.

     Section 1410. COUNTERPARTS. This Indenture may be simultaneously executed in one or more counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Issuer and the Trustee have executed this Trust Indenture all as of the date first written above.


                                     INDIANAPOLIS AIRPORT AUTHORITY



                                     By  /s/ MICHAEL W. WELLS
                                         Michael W. Wells, President


Attest:



/s/ BETTY J. JOHNSON
Betty J. Johnson, Secretary

                                     NBD BANK, N.A., as Trustee




                                     By:  /s/ ROBERT J. KOCHER
                                          Robert J. Kocher, Vice President and
                                          Trust Officer


Attested:

/s/ DARYL F. MERGENTHAL
Daryl F. Mergenthal, Trust Officer

                                    EXHIBIT A

                          Legal Description of the Land


                                  PARKING LAND

     A part of the Southeast quarter of Section 26, Township 15 North, Range 2 East, Decatur Township, Marion County, Indiana, described as follows:

     Commencing at a bronze disk found at the Northeast corner of the Southeast quarter of said Section 26; thence South 00 degrees 04 minutes 04 seconds East (all bearings are based on the Indiana State Plane Coordinate system, East Zone (NAD83)) along the East line of said Southeast quarter 1338.76 feet to the Southeast corner of the North half of said Southeast quarter; thence South 89 degrees 09 minutes 40 seconds West along the South line of said North half,
320.01 feet to the Point of Beginning; thence continuing along said South line, South 89 degrees 09 minutes 40 seconds West 1002.51 feet to the Southwest corner of the Northeast quarter of the Southeast quarter of Section 26; thence South 89 degrees 09 minutes 40 seconds West along the South line of the Northwest quarter of the Southeast Quarter of Section 26, 104.00 feet; thence South 00 degrees 17 minutes 09 seconds East 516.09 feet; thence South 89 degrees 08 minutes 35 seconds West 93.42 feet; thence South 00 degrees 49 minutes 43 seconds East
83.11 feet; thence South 89 degrees 09 minutes 40 seconds West 665.24 feet; thence North 00 degrees 50 minutes 20 seconds West 1220.21 feet; thence North 89 degrees 09 minutes 40 seconds East 2138.52 feet to the West line of High School Road; thence South 00 degrees 04 minutes 04 seconds East along said West line
487.45 feet; thence South 89 degrees 09 minutes 40 seconds West 260.00 feet; thence South 00 degrees 04 minutes 04 seconds East 133.60 feet to the Point of Beginning. Containing 39.91785 acres, or 1,738,822 square feet, of land, more or less.



               [This portion of the page intentionally left blank]

                                  PRIMARY LAND

     A part of Section 26, Township 15 North, Range 2 East, Decatur Township, Marion County, Indiana, described as follows:

     Commencing at a bronze disk found at the Southeast corner of the Northeast quarter of said Section 26; thence North 00 degrees 11 minutes 02 seconds West (all bearings are based on the Indiana State Plane Coordinate system, East Zone (NAD83)) along the East line of said Northeast quarter 384.43 feet to the Point of Beginning; thence South 83 degrees 26 minutes 05 seconds West 1347.35 feet; thence South 63 degrees 52 minutes 43 seconds West 381.02 feet; thence South 55 degrees 41 minutes 47 seconds West 65.22 feet; thence South 07 degrees 35 minutes 44 seconds East 342.34 feet; thence South 82 degrees 22 minutes 11 seconds West 647.59 feet to the beginning of a curve concave southerly having a central angle of 28 degrees 03 minutes 52 seconds, a radius of 1986.84 feet and whose chord bears South 68 degrees 20 minutes 42 seconds West 963.49 feet; thence westerly along said curve to the left an arc distance of 973.19 feet; thence North 37 degrees 16 minutes 18 seconds West 80.20 feet; thence South 52 degrees 59 minutes 41 seconds West 163.02 feet; thence South 37 degrees 16 minutes 18 seconds East 80.20 feet; thence South 52 degrees 43 minutes 42 seconds West 1421.56 feet; thence North 45 degrees 03 minutes 18 seconds West 1038.57 feet; thence North 44 degrees 56 minutes 42 seconds East 2638.12 feet; thence North 64 degrees 58 minutes 06 seconds East 364.41 feet; thence North 44 degrees 56 minutes 42 seconds East 261.80 feet; thence South 45 degrees 03 minutes 18 seconds East 535.34 feet; thence North 44 degrees 56 minutes 42 seconds East 321.00 feet; thence South 45 degrees 03 minutes 18 seconds East
300.82 feet; thence North 44 degrees 56 minutes 42 seconds East 494.35 feet; thence South 45 degrees 03 minutes 18 seconds East 673.93 feet; thence North 44 degrees 56 minutes 42 seconds East 1234.77 feet; thence South 45 degrees 03 minutes 18 seconds East 458.28 feet; thence South 00 degrees 11 minutes 02 seconds East 902.48 feet to the Point of Beginning. Containing 145.84 acres, or 6,352,790 square feet, of land, more or less.




                 [This portion of page intentionally left blank]

                               PARKING OPTION LAND

     A part of the Southwest Quarter of Section 26 and part of the Southeast Quarter of Section 26, Township 15 North, Range 2 East, Decatur Township, Marion County, Indiana described as follows:

     Commencing at the Southeast Corner of the Southwest Quarter of Section 26, Township 15 North, Range 2 East; thence North 00 degrees 30 minutes 14 seconds West (all bearings are based on the Indiana State Plane Coordinate system, East Zone (NAD83)) 670.29 feet along the East Line of said Southwest Quarter to the Southeast Corner of the North Half of the South Half of said Southwest Quarter and the POINT OF BEGINNING of this description; thence South 89 degrees 29 minutes 26 seconds West along the South Line of the North Half of the South Half of said Southwest Quarter, 660.00 feet; thence South 00 degrees 30 minutes 15 seconds East to the South line of said Section 26 a distance of 669.03 feet; thence South 89 degrees 35 minutes 59 seconds West along said South line 1051.51 feet; thence North 00 degrees 36 minutes 21 seconds West 15.00 feet; thence South 89 degrees 35 minutes 59 seconds West 102.72 feet to a corner of the right-of-way created with the Interstate 70 right-of-way plans; thence the following four courses with said right-of-way for Interstate 70: (1) North 79 degrees 05 minutes 19 seconds West 101.97 feet; (2) North 84 degrees 22 minutes 54 seconds West 583.66 feet; (3) North 52 degrees 44 minutes 11 seconds East 2447.30 feet to the beginning of a curve to the right having a central angle of 28 degrees 22 minutes 03 seconds, a radius of 2176.83 feet, and whose chord bears North 66 degrees 55 minutes 12 seconds East 1066.79 feet; (4) thence northeasterly 1077.77 feet along said curve; thence South 00 degrees 50 minutes 20 seconds East 1230.84 feet; thence North 89 degrees 09 minutes 40 seconds East
665.24 feet to the western line of a 2.349 acre tract of land described in instrument #90 93290 in the office of the Recorder of Marion County, Indiana, the next two courses are along the boundary of said 2.349 acre tract of land;
(1) South 00 degrees 49 minutes 43 seconds East 441.88 feet; (2) thence North 89 degrees 08 minutes 35 seconds East 192.46 feet to the southeastern corner of said 2.349 acre tract of land on the East Line of the West Half of said Southeast Quarter which is along the southwestern corner of a 6.092 acre tract of land described in instrument #90 120938 in said Recorder's office; thence North 89 degrees 08 minutes 35 seconds East 505.46 feet along the southern boundary of said 6.092 acre tract of land to its southeastern corner on the western line of the 80-foot wide ingress and egress easement described in an INGRESS AND EGRESS EASEMENT AGREEMENT recorded as instrument #92 106542 in said Recorder's office; thence South 00 degrees 17 minutes 09 seconds East 298.38 feet to the South Line of said Southeast Quarter; thence South 89 degrees 07 minutes 09 seconds West 1822.89 feet along the South Line of said Southeast Quarter to the Southeast Corner of the Southwest Quarter of Section 26; thence North 00 degrees 30 minutes 14 seconds West 220.00 parallel with the West Line of said Southeast Quarter; thence North 89 degrees 07 minutes 09 seconds East
203.00 feet parallel with the South Line of said Southeast Quarter; thence North 00 degrees 30 minutes 14 seconds West 102.00 feet parallel with the West Line of said Southeast Quarter; thence South 89 degrees 07 minutes 09 seconds West
203.00 feet
parallel with the South Line of said Southeast Quarter to the West Line of said Southeast Quarter and the East Line of said Southwest Quarter; thence North 00 degrees 30 minutes 14 seconds West 348.29 feet along the East Line of said Southwest Quarter to the Point of Beginning. Containing 83.22238 acres, or 3,625,167 square feet, of land, more or less.




               [This portion of the page intentionally left blank]

                                    EXHIBIT B



                            United States of America
                                State of Indiana

     No:R-_______                                                 $_____________

                         INDIANAPOLIS AIRPORT AUTHORITY
                  SPECIAL FACILITIES REVENUE BONDS, SERIES 1994
                      (FEDERAL EXPRESS CORPORATION PROJECT)


INTEREST            PRINCIPAL          MATURITY         ORIGINAL
  RATE               AMOUNT              DATE             DATE             CUSIP
- --------            ---------         --------          --------           -----

                                   January 15, 2017   October 1, 1994


Registered Owner: ________________________________

     The Indianapolis Airport Authority (the "Authority"), for value received, hereby promises to pay, solely from the sources and in the manner hereinafter provided, to the registered owner referenced above or registered assigns, on the maturity date set forth above (or earlier as hereinafter referred to), upon the presentation and surrender hereof, at the principal corporate trust office of NBD Bank, N.A., Indianapolis, Indiana, (the "Trustee") as Trustee under the Trust Indenture, dated as of October 1, 1994, (the "Indenture") by and between the Trustee and the Authority, the principal amount set forth above. The Authority also promises to pay, solely from said sources, interest on such principal amount on each January 15 and July 15, commencing January 15, 1995 ("Interest Payment Dates") at the interest rate set forth above on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months until the principal sum hereof is paid, commencing from the Interest Payment Date next preceding the date on which this Bond is authenticated unless it is authenticated on or after a Regular Record Date (as hereinafter defined), but on or prior to the Interest Payment Date with respect thereto, in which event it shall bear interest from such Interest Payment Date, or if it is authenticated prior to January 1, 1995, in which event it shall bear interest from the Original Date set forth above. The interest payable and punctually paid or duly provided for, on any Interest Payment Date, will be paid to the person in whose name this Bond is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the 1st day (whether or not a business day) of the calendar month in which such Interest Payment Date occurs. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered owner on such Regular Record Date, and may be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date (as defined in the Indenture herein described) for the payment of such defaulted interest, which date shall be fixed by the Trustee.

     Such payment of interest shall be made by check mailed by the Trustee to the registered owner at his address as it appears on the bond registration books maintained by the Trustee, except that interest will be transmitted by wire transfer on such Interest Payment Date to registered owners of $1,000,000 or more in aggregate principal amount of Series 1994 Bonds as of the close of business on the relevant Regular Record Date which shall have provided written notice to the Trustee not less than 15 days before such Regular Record Date of their wire transfer addresses in the continental United States; provided that payments to a Depository for book-entry only Bonds shall be made in immediately available funds on such Interest Payment Date. All payments on this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     This Bond is not payable from the funds of the Authority, nor does it constitute a legal or equitable pledge, charge, lien or encumbrance upon any of the properties of the Authority or upon any of its income, receipts or revenues except as hereinafter provided for. This Bond and the series of which it is a part, together with the interest thereon, are payable solely from the Trust Estate (as defined in the Indenture) and do not constitute a general indebtedness or general obligation of the Authority. The registered owner of this Bond shall never have the right to demand payment of this Bond or the interest thereon out of any funds raised or to be raised by taxation.

     This Bond is one of a duly authorized series of revenue bonds of the Authority, designated "Indianapolis Airport Authority Special Facilities Revenue Bonds, Series 1994 (Federal Express Corporation Project)" (the "Series 1994 Bonds"), issued pursuant to Indiana Code 8-22-3 (the "Act"), the Indenture, and an ordinance duly adopted by the Board of Directors of the Authority on October 10, 1994, for the purpose of providing funds, together with any other available funds, to (i) pay the cost of the design, construction and equipping of certain facilities at the Indianapolis International Airport leased to Federal Express Corporation (the "Lessee") pursuant to a Land and Special Facilities Lease Agreement, dated as of October 1, 1994 (herein called the "Agreement"), for or related to the distribution of express cargo and parcels located at the Indianapolis International Airport as more particularly described and defined in the Agreement (the "Special Facilities") to be leased to the Lessee, and (ii) pay the costs of the issuance of the Series 1994 Bonds. The payment of the Series 1994 Bonds shall be guaranteed by the Lessee pursuant to a Series 1994 Guaranty, dated as of October 1, 1994 (the "Series 1994 Guaranty").

     Copies of the Agreement, the Series 1994 Guaranty and the Indenture are on file and may be inspected at the principal corporate trust office of the Trustee. Capitalized terms used herein without definition shall have the meanings defined in the Indenture. By the purchase and acceptance of this Series 1994 Bond, the registered owner hereof signifies its assent to all of the provisions of the Indenture. In the event any provision of this Series 1994 Bond conflicts with any provision of the Indenture, the terms of the Indenture shall prevail.

     The Authority has entered into the Agreement with the Lessee pursuant to which the Authority has agreed to lease the Special Facilities to the Lessee and the Lessee has agreed to pay to the Authority a rental (the "Special Facilities Rentals") therefor which, together with other funds deposited under the Indenture, is equal to the principal of, premium, if any, and interest on all Series 1994 Bonds issued under the Indenture. The Agreement also provides for the payment directly to the Authority or the Trustee of other payments that are not pledged to the payment of Bonds issued under the Indenture.

     The Indenture provides for the issuance from time to time under the conditions, limitations and restrictions therein set forth of Additional Bonds secured as to the pledge of the Trust Estate pari passu with the Series 1994 Bonds (the Series 1994 Bonds and such Additional Bonds shall be referred to as the "Bonds").

     The Indenture provides for the creation of a special fund designated the "Bond Fund" (hereinafter called the "Bond Fund"), which is pledged and charged with the payment of the principal of, premium, if any, and interest on all Series 1994 Bonds. The Indenture also provides for the deposit to the Bond Fund of the Special Facilities Rentals, to the extent and in the manner provided in the Indenture.

OPTIONAL REDEMPTION

     The Series 1994 Bonds are subject to optional redemption by the Authority upon receipt of a written direction of the Lessee to exercise such option, in whole or in part, by lot at any time during the periods and at the redemption prices (expressed as a percentage of principal amount of Series 1994 Bonds to be redeemed), respectively, set forth below, plus interest accrued thereon to the date of redemption.

          Period During Which Redeemed
               (both dates inclusive)               Redemption Price

      July 15, 2004 through July 14, 2005               102%
      July 15, 2005 through July 14, 2006               101%
      July 15, 2006 and thereafter                      100%

REDEMPTION FROM CERTAIN NET PROCEEDS

     The Series 1994 Bonds are subject to special optional redemption at the election of the Lessee, in whole or in part as permitted under the Agreement (if in part, selected by the Authority by lot), from Net Proceeds deposited in the Bond Fund pursuant to Sections 1101 and 1102 of the Agreement arising from the condemnation from eminent domain, damage or destruction of the Special Facilities, at a redemption price equal to one hundred percent (100%) of the principal amount thereof, without premium, plus accrued interest to the redemption date on the earliest practicable date selected by the Trustee after such deposit.

REDEMPTION UPON A SERIES 1994 DETERMINATION OF TAXABILITY

     The Series 1994 Bonds are subject to mandatory redemption in whole at a redemption price equal to one hundred percent (100)% of the principal amount thereof, plus accrued interest to the redemption date upon a Series 1994 Determination of Taxability.

REDEMPTION UPON CERTAIN TERMINATIONS OF AGREEMENT

     The Series 1994 Bonds are subject to mandatory redemption in whole at a redemption price equal to one hundred percent (100%) of the principal amount thereof, plus accrued interest to the date of redemption on any date selected by the Authority within 60 days after notice is given to the Trustee of the Authority's election to terminate the Agreement in accordance with Section 808 thereof.

     If, in the opinion of Bond Counsel, a termination date of the Agreement prior to the stated maturity date of the Series 1994 Bonds is necessary to provide that the interest on the Series 1994 Bonds will be excludable from gross income of the Owner thereof for federal income tax purposes, the Series 1994 Bonds are subject to mandatory redemption by the Authority in whole at a redemption price of one hundred percent (100%) of the principal amount thereof, plus accrued interest to the date of redemption on the Business Day prior to the final day of the term of the Agreement.

EXCESS BOND PROCEEDS REDEMPTION

     The Series 1994 Bonds are subject to redemption by the Authority in part by lot at a redemption price equal to one hundred percent (100%) of the principal amount thereof, without premium, plus accrued interest to the redemption date from amounts which are deposited to the Series 1994 Account of the Bond Fund from the Series 1994 Account of the Construction Fund pursuant to the terms of the Indenture on the earliest practicable date selected by the Trustee after such deposit.

     If less than all of the Series 1994 Bonds are to be called for redemption, the Trustee shall select the Series 1994 Bonds to be redeemed by lot, each $5,000 portion of principal being counted as one Bond for this purpose.

     Not more than sixty (60) nor less than thirty (30) days before the redemption date of any Series 1994 Bonds to be redeemed, whether such redemption be in whole or in part, the Authority shall cause a notice of such redemption to be filed with the Trustee and given by mail to the registered owners of the Series 1994 Bonds at the addresses appearing upon the registration books maintained pursuant to the Indenture. In certain instances, as provided in the Indenture, the deposit of the redemption price of the Series 1994 Bonds fixed for redemption shall not be a condition precedent to the giving of such notice. Further, in the case of a redemption described under the heading OPTIONAL REDEMPTION the Lessee may elect prior to 5:00 p.m. Indianapolis time on the Business Day next preceding the date fixed for redemption to cancel such redemption. In such case the notice shall contain a statement to such effect. On the date fixed for redemption, notice having been given as aforesaid, the Series 1994 Bonds or portions thereof so called for redemption shall be due and payable at the redemption price established for the redemption of such Series 1994 Bonds or portions thereof on such date and, if moneys for payment of such redemption price and the accrued interest are held by the Trustee as provided in the Indenture, interest on the Series 1994 Bonds or the portions thereof so called for redemption shall cease to accrue. Notwithstanding the foregoing, in the event of redemption as described under the heading OPTIONAL REDEMPTION, the Series 1994 Bonds fixed for redemption shall not be due and payable on the date fixed for redemption if the Lessee gives written notice to the Trustee and the Authority on or prior to 5:00 p.m. Indianapolis time on the Business Day that next precedes the dated fixed for redemption of its election not to proceed with such optional redemption. If a portion of this Series 1994 Bond shall be called for redemption, a new Series 1994 Bond or Bonds in principal amount equal to the unredeemed portion hereof will be issued to the registered owner of the Series 1994 Bonds upon the surrender hereof.

     At the corporate trust operations office of the Trustee, in the manner of and subject to the conditions provided in the Indenture, Series 1994 Bonds may be exchanged for an equal aggregate principal amount of Series 1994 Bonds of authorized denominations and bearing interest at the same rate or rates.

     The Trustee shall keep at its corporate trust operations office books of the Authority for the registration of transfer of Series 1994 Bonds. The transfer of this Series 1994 Bond may be registered only upon such books and as otherwise provided in the Indenture upon the surrender hereof to the Trustee together with an assignment duly executed by the registered owner hereof or his attorney or legal representative in such form as shall be satisfactory to the Trustee. Upon any such registration of transfer, the Trustee shall deliver in exchange for this Series 1994 Bond a new Series 1994 Bond or Bonds, registered in the name of the transferee, of authorized denominations, in an aggregate principal amount equal to the unredeemed principal amount of this Series 1994 Bond, bearing interest at the same rate.

     The Trustee shall not be required to exchange or register the transfer of any Series 1994 Bond during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Series 1994 Bonds or any portion thereof and ending at the close of business on the date of such mailing or of any Series 1994 Bond called for redemption in whole or in part pursuant to the Indenture.

     The registered owner of this Series 1994 Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

     Modifications or alterations of the Indenture or any Supplemental Indenture may be made only to the extent and in the circumstances permitted by the Indenture.

     This Series 1994 Bond is issued with the intent that the laws of the State of Indiana shall govern its construction.

     All acts, conditions and things required to happen, exist and be performed precedent to and in the issuance of this Series 1994 Bond and the execution of the Indenture have happened, exist and have been performed as so required.

     This Series 1994 Bond shall not be valid or become obligatory for any purpose or be entitled to any benefit or security under the Indenture until it shall have been authenticated by the execution by the Trustee of the Certificate of Authentication endorsed hereon.


     IN WITNESS WHEREOF, the Authority has caused this Series 1994 Bond to be executed with the manual or facsimile signature of its President and its official seal to be impressed hereon and this Series 1994 Bond shall be attested by manual or facsimile signature of its Secretary all as of the Original Date stated above.

                                INDIANAPOLIS AIRPORT AUTHORITY



                                By: ____________________________________________

                                President

[Official Seal]


Attest:



_________________________________

Secretary




                          CERTIFICATE OF AUTHENTICATION


     This Bond is a Bond of the Series designated herein and issued under the provisions of the within-mentioned Indenture.

                                        NBD Bank, N.A., as Trustee



                                        By: ____________________________________

     Authorized Signatory

                              [FORM OF ASSIGNMENT]


     [Assignment] FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto



- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

[Please Print or Typewrite Name and Address of Transferee] the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints attorney to register the transfer of the within Bond on the books kept for registration thereof, with full power of substitution in the premises.


DATED: ________________________________


Signature Guaranteed:



_______________________________________  _______________________________________


NOTICE:                                  NOTICE:
Signature(s) must be guaranteed          The signature of this assignment
by an eligible guarantor institution     must correspond with the name as it
participating in a Securities Transfer   appears upon the face of the within
Association recognized signature         bond in every particular, without
guarantee program.                       alteration or enlargement or any change
                                         whatsoever.

                                    EXHIBIT C

                          DTC Letter of Representations
                               (See Form Attached)

                         BOOK-ENTRY-ONLY MUNICIPAL BONDS
                         -------------------------------


                            LETTER OF REPRESENTATIONS
                      (To be Completed by Issuer and Agent)


           ___________________________________________________________
                                 Name of Issuer


           ___________________________________________________________
                                  Name of Agent
                                                             ___________________
                                                                    Date

Attention:   Underwriting Dept.
THE DEPOSITORY TRUST COMPANY
55 Water Street, 50th Floor
New York, NY 10041-0099

            Re:__________________________________________________

               __________________________________________________

               __________________________________________________
                                Issue Description

Ladies and Gentlemen:

     This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Bonds"). Agent will act as trustee, paying agent, fiscal agent, or other agent of Issuer with respect to the Bonds. The Bonds will be issued pursuant to a trust indenture, bond resolution, or other such document authorizing the issuance of the Bonds dated ___________________, 199__, (the "Document"). _____________________________
(the "Underwriters") is distributing the Bonds through The Depository Trust Company ("DTC").

     To induce DTC to accept the Bonds as eligible for deposit at DTC and to act in accordance with its Rules with respect to the Bonds, Issuer and Agent, if any, make the following representations to DTC.

       1. Prior to closing on the Bonds on __________________, 199__, there shall be deposited with DTC one Bond certificate registered in the name of DTC's nominee, Cede &

Co. for each stated maturity of the Bonds in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Bonds. If, however, the aggregate principal amount of any maturity exceeds $150 million, one certificate will be issued with respect to each $150 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each $150 million Bond certificate shall bear the following legend:

        Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, "DTC," to Issuer or its agent for registration of transfer exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC. ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      2. In the event of any solicitation of consents from or voting by holders of the Bonds, Issuer or Agent shall establish a record date for such purposes with no provision for revocation of consents or votes by subsequent holders and shall, to the extent possible, send notice of such record date to DTC not less than 15 calendar days in advance of such record date.

      3. In the event of a full or partial redemption or an advance refunding of part of the outstanding Bonds, Issuer or Agent shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity dates established under the refunding, and (c) the date such notice is to be mailed to beneficial owners or published the ("Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before the Publication Date. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP submitted in that transmission. The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice. The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow.

      4. In the event of an invitation to tender the Bonds, notice by Issuer or Agent to Bondholders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph.

      5. All notices and payment advices sent to DTC shall contain the CUSIP number of the Bonds.

      6. Notices to DTC pursuant to Paragraph 2 by telecopy shall be sent to DTC's Reorganization Department at (212) 709-6896 or (212) 709-6897, and receipt of such notices shall be continued by telephoning (212) 709-6870. Notices to DTC pursuant to Paragraph 2 by mail or by any other means shall be sent to:

                  Supervisor:  Proxy
                  Reorganization Department
                  The Depository Trust Company
                  7 Hanover Square, 23rd Floor
                  New York, NY  10004-2695

      7. Notices to DTC pursuant to Paragraph 3 by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4164 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to Paragraph 3 by mail or by other means shall be sent to:

                  Call Notification Department
                  The Depository  Trust Company
                  711 Stewart Avenue
                  Garden City, NY  11530-4719

      8. Notices to DTC pursuant to Paragraph 4 and notices of other actions including mandatory tenders, exchanges, and capital changes by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                  Manager:  Reorganization Department
                  Reorganization Window
                  The Depository Trust Company
                  7 Hanover Square, 23rd Floor
                  New York, NY  10004-2695

      9. Transactions in the Bonds shall be eligible for next-day funds settlement in DTC's Next-Day Funds Settlement ("NDFS") system.

     A. Interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in next-day funds on each payment date (or the equivalent in accordance with existing arrangements between Issuer or Agent and DTC). Such payments shall be made payable to the order of Cede & Co. Absent any other existing arrangements such payments shall be addressed as follows:

                  Manager:  Cash Receipts
                  Dividend Department
                  The Depository Trust Company
                  7 Hanover Square, 24th Floor
                  New York, NY  10004-2695

     B. Principal payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in next-day funds on each payment date (or the equivalent in accordance with existing arrangements between Issuer or Agent and DTC). Such payments shall be made payable to the order of Cede & Co. and shall be addressed as follows:

                  NDFS Redemption Department
                  The Depository Trust Company
                  55 Water Street, 50th Floor
                  New York, NY  10041-0099

     10. DTC may direct Issuer or Agent to use any other telephone number or address as the number or address to which notices or payments of interest or principal may be sent.

     11. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Agent's invitations necessitating a reduction in the aggregate principal amount of Bonds outstanding or an advance refunding of part of the Bonds outstanding, DTC in its discretion: (a) may request Issuer or Agent to issue and authenticate a new Bond certificate; or (b) may make an appropriate notation on the Bond certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Issuer or Agent prior to payment if required.

     12. In the event that Issuer determines that beneficial owners of Bonds shall be able to obtain certificated Bonds, Issuer or Agent shall notify DTC of the availability of Bond certificates. In such event, Issuer or Agent shall issue transfer, and exchange Bond certificates in appropriate amounts, as required by DTC and others.

     13. DTC may discontinue providing its services as securities depository with respect to the Bonds at any time by giving reasonable notice to Issuer or Agent (at which time DTC will confirm with Issuer or Agent the aggregate principal amount of Bonds outstanding). Under such circumstances, at DTC's request Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Bonds to any DTC Participant having Bonds credited to its DTC accounts.

     14. Nothing herein shall be deemed to require Agent to advance funds on behalf of Issuer.

Notes:
A. If there is an Agent as defined in this Letter of Representations, Agent as well as Issuer must sign this Letter. If there is no Agent, in signing this Letter Issuer itself undertakes to perform all of the obligations set forth herein.

B. Under Rules of the Municipal Securities Rulemaking Board relating to "good delivery," a municipal securities dealer must be able to determine the date that a notice of a partial call or of an advance refunding or a part of an issue publication date is addressed in Paragraph 3 of the Letter.

C. Schedule B contains statements that DTC believes accurately describe DTC , the method of effecting book-entry transfers of securities distributed through DTC, and certain related matters.


Very truly yours,


___________________________________________
                Issuer

By: ________________________________________
        Authorized Officer's Signature


____________________________________________
               Agent

By: ________________________________________
        Authorized Officer's Signature



Received and Accepted:

THE DEPOSITORY TRUST COMPANY


By: ____________________________
         Authorized Officer

cc:  Underwriter
     Underwriter's Counsel

                                                            SCHEDULE A

                                   (Describe Issue)




CUSIP        PRINCIPAL AMOUNT       MATURITY DATE            INTEREST RATE

                                                            SCHEDULE B


                       SAMPLE OFFICIAL STATEMENT LANGUAGE
                       DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
        (Prepared by DTC - - bracketed material may be applicable only to certain issues)


          1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered in the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for (each issue of) the Securities, (each) in the aggregate principal amount of such issue, and will be deposited with DTC. (If, however, the aggregate principal amount of (any) issue exceeds $150 million, one certificate will be issued with respect to each $150 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.)

          2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, cleaning corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

          3. Purchases or Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser or each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interest in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

          4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities: DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

          5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         [6. Redemption notices shall be sent to Cede & Co. if less than all of the Securities within an issue are being redeemed. DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

          7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to the issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date identified in a listing attached to the Omnibus Proxy.

          8. Principal and interest payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date.
Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, the Agent, or the issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

         [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to the (Tender/Remarketing) Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to the (Tender/Remarketing) Agent. The requirement for physical delivery of Securities in connection with a demand for purchase or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records.]

         10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the issuer or the Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

         11. The issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

         12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that the issuer believes to be reliable, but the issuer takes no responsibility for the accuracy thereof.

                                    EXHIBIT D




                        WRITTEN REQUEST FOR DISBURSEMENT
                         INDIANAPOLIS AIRPORT AUTHORITY
                  SPECIAL FACILITIES REVENUE BONDS, SERIES 1994
                      (FEDERAL EXPRESS CORPORATION PROJECT)

(Date)                                                      Request No. ________



NBD Bank, N.A.
One Indiana Square, Suite 836
Indianapolis, IN  46266

Attention:  Corporate Trust Department

Dear Sir or Madam:

       This Requisition is submitted pursuant to the provisions of Section 402 of the Trust Indenture (the "Indenture") dated as of October 1, 1994, by and between the Indianapolis Airport Authority (the "Authority") and NBD Bank, N.A., as Trustee (the "Trustee") and Section 302 of the Land and Special Facilities Lease Agreement dated as of October 1, 1994 (the "Agreement") between the Authority and Federal Express Corporation (the "Lessee"). The terms used herein have the meanings as when used in the Indenture except where the context otherwise requires.

       Please indicate whether payment is requested for interest or other costs by checking item (1) or (2) below:

              (1)   _______ Request for payment of interest.

              The Lessee hereby directs the Trustee to apply funds in the Series 1994 Account within the Construction Fund to the payment of interest on the Series 1994 Bonds on ___________________ (insert applicable Interest Payment Date). The Lessee hereby certifies that: (a) the payment of such interest from the Construction Fund is a permissible cost of the Special Facilities in accordance with the Act and Code; and (b) either (i) at least 95% of the net proceeds of the Series 1994 Bonds expended to the date of the payment hereby requested from the Construction Fund will have been used to acquire, construct and equip an airport facility within the meaning of Section 142 of the Code; or (ii) 100% of the net proceeds of the Series 1994 Bonds hereby requested from the Construction Fund, other than amounts requested in (c) below, if any, will be used to acquire, construct and equip an airport facility within the meaning of Section 142 of the Code.


                                       OR


       (2)     _______ Request for payment of other costs.



       The Lessee hereby requests the Trustee pay to the payee(s) named in Exhibit A attached from funds held in the Construction Fund, the amount specified in Exhibit A attached. In support of this request, (whether under 1 or 2 above) the Lessee states as follows:

       (a) Each of the costs listed on Exhibit A are qualified costs under the Act and have been made or incurred and were necessary for the designing, constructing or equipping of the Special Facilities and were made or incurred in accordance with the construction contracts, plans and specifications thereof then in effect and on file with the Authority;

       (b) The amount paid or to be paid and set forth on Exhibit A is reasonable and represents a part of the amount payable for the cost of designing, constructing or equipping the Special Facilities, and such payment was not paid in advance of the time, if any, fixed for payment and was made in accordance with the terms of any contracts applicable thereto and in accordance with usual and customary practice under existing conditions;

       (c) $_______________________ of the costs listed on Exhibit A represent costs of issuance with respect to the Series 1994 Bonds (within the meaning of Section 147(g)(2) of the Code). The total costs of issuance paid to date, including the payments to be made pursuant to this Requisition, are not in excess of 2% of the proceeds of the Series 1994 Bonds;

       (d) Either (i) at least 95% of the net proceeds of the Series 1994 Bonds expended to the date of the payment hereby requested from the Construction Fund will have been used to acquire, construct, and equip an airport facility within the meaning of Section 142 of the Code, or (ii) 100% of the net proceeds of the Series 1994 Bonds hereby requested from the Construction Fund, other than amounts requested in (c) above, if any, will be used to acquire, construct and equip an airport facility within the meaning of
               Section 142 of the Code; and

       (e) No part of the costs of the Special Facilities included in this Requisition was included in any written request previously filed with the Trustee under the provisions hereof.

       In accordance with the provisions of the Indenture and the Agreement, the Lessee has caused this Requisition to be signed and verified on its behalf by its duly authorized officer this ______ day of _______________, 19___.



                                             FEDERAL EXPRESS CORPORATION



                                             ___________________________________

(Authorized Lessee Representative)